                                                                 EXHIBIT 10.45
                                                                 EXECUTION COPY





                                TRUST INDENTURE

                          dated as of December 1, 1994





                                      FROM




                          BEVERLY FUNDING CORPORATION
                                  (as Issuer)



                                       TO




                                 CHEMICAL BANK
                                  (as Trustee)

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
PRELIMINARY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                     GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE I

                                                       DEFINITIONS

         SECTION 1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE II

                                                  THE HEALTH CARE NOTES

         SECTION 2.1.     Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.2.     Terms of Health Care Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.3.     Denominations; Health Care Notes Issuable in Series.  . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.4.     Execution, Authentication, and Delivery.  . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 2.5.     Temporary Health Care Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 2.6.     Registration; Registration of Transfer and Exchange.  . . . . . . . . . . . . . . . . . . .  11
         SECTION 2.7.     Mutilated, Destroyed, Lost, or Stolen Health Care Notes.  . . . . . . . . . . . . . . . . .  13
         SECTION 2.8.     Persons Deemed Owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 2.9.     Payment of Principal and Interest; Principal and Interest Rights Preserved. . . . . . . . .  14
         SECTION 2.10.    Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 2.11.    Amount and Delivery of Health Care Notes. . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 2.12.    Book-Entry Health Care Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         SECTION 2.13.    Notices to Clearing Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         SECTION 2.14.    Definitive Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 2.15.    Transfer Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                                       ARTICLE III

                                                        COVENANTS

         SECTION 3.1.     Payment of Principal and Interest.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 3.2.     Maintenance of Office or Agency.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         SECTION 3.3.     Money for Payments To Be Held in Trust. . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 3.4.     Opinions as to Trust Estate.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         SECTION 3.5.     Performance of Obligations; Servicing of Receivables. . . . . . . . . . . . . . . . . . . .  23
         SECTION 3.6.     Annual Statement as to Compliance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         SECTION 3.7.     Purchase of Receivables.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

         SECTION 3.8.     Lines of Business; Change of Location . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         SECTION 3.9.     Additional Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         SECTION 3.10.    Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.11.    Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.12.    Notice of Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.13.    Limitation on Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.14.    Negative Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.15.    Consolidations, Mergers and Sales of Assets . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.16.    Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.17.    Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         SECTION 3.18.    Books and Records.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 3.19.    Notice of Events of Default or Defaults.  . . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 3.20.    Representations and Warranties of the Issuer Relating to the Issuer . . . . . . . . . . . .  29
         SECTION 3.21.    Representations and Warranties of the Issuer Relating to this Indenture, any Series
                          Supplement, the Related Documents and the Purchased Receivables . . . . . . . . . . . . . .  31
         SECTION 3.22.    Rating Agency Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

                                                        ARTICLE IV

                                                SATISFACTION AND DISCHARGE

         SECTION 4.1.     Satisfaction and Discharge of Indenture.  . . . . . . . . . . . . . . . . . . . . . . . . .  32
         SECTION 4.2.     Application of Trust Money. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 4.3.     Repayment of Moneys Held by Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                                        ARTICLE V

                                                         REMEDIES

         SECTION 5.1.     Events of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.2.     Acceleration of Maturity; Rescission and Annulment. . . . . . . . . . . . . . . . . . . . .  35
         SECTION 5.3.     Collection of Indebtedness and Suits for Enforcement by Trustee.  . . . . . . . . . . . . .  36
         SECTION 5.4.     Additional Remedies.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 5.5.     Appointment of Servicers; Collection of Medicaid, Medicare and Department of Veteran's
                          Affairs Receivables; Sale of Purchased Receivables. . . . . . . . . . . . . . . . . . . . .  40
         SECTION 5.6.     Limitation of Suits.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 5.7.     Unconditional Rights of Health Care Noteholders To Receive Principal and Interest.  . . . .  41
         SECTION 5.8.     Restoration of Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 5.9.     Rights and Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 5.10.    Delay or Omission Not a Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 5.11.    Control by Health Care Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

         SECTION 5.12.    Waiver of Past Defaults.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 5.13.    Undertaking for Costs.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 5.14.    Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 5.15.    Action on Health Care Notes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 5.16.    Performance and Enforcement of Certain Obligations. . . . . . . . . . . . . . . . . . . . .  44
         SECTION 5.17.    Application of Proceeds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                                                        ARTICLE VI

                                                       THE TRUSTEE

         SECTION 6.1.     Certain Duties and Responsibilities.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SECTION 6.2.     Notice of Defaults and Amortization Events. . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 6.3.     Certain Rights of the Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 6.4.     Not Responsible for Recitals or Issuance of Health Care Notes.  . . . . . . . . . . . . . .  47
         SECTION 6.5.     May Hold Health Care Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         SECTION 6.6.     Interest on Money Held in Trust.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         SECTION 6.7.     Compensation and Reimbursement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         SECTION 6.8.     Corporate Trustee Required; Eligibility.  . . . . . . . . . . . . . . . . . . . . . . . . .  49
         SECTION 6.9.     Resignation and Removal; Appointment of Successor.  . . . . . . . . . . . . . . . . . . . .  50
         SECTION 6.10.    Acceptance of Appointment by Successor Trustee. . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 6.11.    Merger, Conversion, Consolidation or Succession to Business of Trustee. . . . . . . . . . .  52
         SECTION 6.12.    Co-Trustee and Separate Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         SECTION 6.13.    Reports to Holders of Health Care Notes . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                                                       ARTICLE VII

                                           ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 7.1.     Collection of Money.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 7.2.     Trust Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 7.3.     General Provisions Regarding Accounts.  . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         SECTION 7.4.     Release of Trust Estate.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         SECTION 7.5.     Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                       ARTICLE VIII

                                                 SUPPLEMENTAL INDENTURES

         SECTION 8.1.     Supplemental Indentures Without Consent of Health Care Noteholders. . . . . . . . . . . . .  58
         SECTION 8.2.     Supplemental Indentures with Consent of Health Care Noteholders.  . . . . . . . . . . . . .  60

         SECTION 8.3.     Execution of Supplemental Indentures or Amendments to Sale and Servicing Agreement. . . . .  61
         SECTION 8.4.     Effect of Supplemental Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         SECTION 8.5.     Reference in Health Care Notes to Supplemental Indentures.  . . . . . . . . . . . . . . . .  62
         SECTION 8.6.     Amendments of Sale and Servicing Agreement Without Consent of Health Care Noteholders . . .  62
         SECTION 8.7.     Amendment of Sale and Servicing Agreement With Consent of Health Care Noteholders . . . . .  63

                                                        ARTICLE IX

                                         OPTIONAL REDEMPTION OF HEALTH CARE NOTES

         SECTION 9.1.     Optional Redemption by Issuer.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 9.2.     Form of Optional Redemption Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SECTION 9.3.     Health Care Notes Payable on Redemption Date or Optional Partial Optional Redemption
                          Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         SECTION 9.4.     Sale of Collateral to Effect Redemption.  . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                                        ARTICLE X

                                                      MISCELLANEOUS

         SECTION 10.1.    Compliance Certificates and Opinions, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  66
         SECTION 10.2.    Form of Documents Delivered to Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         SECTION 10.3.    Acts of Health Care Noteholders.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         SECTION 10.4.    Notices to Health Care Noteholders; Waiver. . . . . . . . . . . . . . . . . . . . . . . . .  68
         SECTION 10.5.    Alternative Payment and Notice Provisions.  . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 10.6.    Effect of Headings and Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 10.7.    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 10.8.    Separability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 10.9.    Benefits of Indenture.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 10.10.   [Intentionally Omitted].  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         SECTION 10.11.   GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . .  69
         SECTION 10.12.   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         SECTION 10.13.   Nonpetition Covenant. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         SECTION 10.14.   Confidentiality.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70


Exhibit A        Transferee Certificate

                 TRUST INDENTURE, dated as of December 1, 1994, between BEVERLY FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and CHEMICAL BANK, a New York banking corporation, as trustee (the "Trustee").


                             PRELIMINARY STATEMENT

                 The Issuer has duly authorized the execution and delivery of this Indenture to provide for one or more Series of Health Care Notes, issuable as provided in this Indenture. Each such Series of Health Care Notes will be issued only under a separate Series Supplement to this Indenture duly executed and delivered by the Issuer and the Trustee. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                                GRANTING CLAUSES

                 For the consideration recited above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Issuer, and as security for the due and punctual payment in full of the Obligations, the Issuer hereby pledges, assigns, transfers, sets over, conveys, hypothecates, delivers and confirms the Collateral, all and singular, to the Trustee, and hereby grants to the Trustee a continuing first and prior security interest in, and general first lien on, the Collateral. The Issuer further assigns to the Trustee all of the Issuer's right to take, or consent to, any action, inaction, condition or circumstance under, or with respect to, any or all of the Collateral. Until payment in full of all the Obligations, the pledge, assignment, transfer, setting over, conveyance, hypothecation, delivery and confirmation of, and security interest in, the Collateral pursuant hereto shall continue in full force and effect.

                 The security interests granted pursuant hereto (and the rights and powers granted to the Trustee hereunder with respect thereto or to the Collateral) are granted as security only, and shall not subject the Trustee to, or transfer or in any way affect or modify, any obligation or liability of the Issuer under any of the Collateral or any transaction which gave rise thereto.


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.1. Definitions. For all purposes of this Indenture, unless otherwise specified in the applicable Series Supplement, or as the context may otherwise require, capitalized terms used herein shall have the respective meanings set forth below, or if not defined below, the respective meanings set forth in the Sale and Servicing Agreement:

                 "Act" has the meaning specified in Section 10.3(a).

                 "Aggregate Outstanding Amount" means, with respect to any Series, the principal amount of all Outstanding Health Care Notes of such Series at the date of determination.

                 "Authorized Officer" means any officer of the Issuer who is authorized to act for the Issuer in matters relating hereto and who is identified on the list of Authorized Officers delivered to the Trustee on the date hereof (as such list may be modified or supplemented by the Issuer from time to time thereafter).

                 "Book-Entry Health Care Notes" means a beneficial interest in the Health Care Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.12.

                 "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Fort Smith, Arkansas or the city in which the Corporate Trust Office is located, are authorized or obligated by law, regulation or executive order to remain closed.

                 "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                 "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                 "Closing Date" means, with respect to any Series of Health Care Notes, the date of issuance of such Series specified in the applicable Series Supplement.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                 "Collateral" shall mean all of the Issuer's right, title and interest in, to and under the following, whether now owned or hereafter acquired: (a) the Sale and Servicing Agreement and the other Related Documents,
(b) the Purchased Receivables and all accounts, chattel paper, contract rights, instruments, general intangibles and other obligations of any kind consisting of, arising from, or relating to the Purchased Receivables and all rights in and to all other Contractual Obligations securing or otherwise relating to the Purchased Receivables, (c) all bank accounts (including, without limitation, the Collection Account and the Distribution Account (and all subaccounts thereof) and the Expense Account) and all amounts, instruments, Securities and investments credited to, deposited or held in any such account, (d) the Records, (e) all Eligible Investments and (f) all additions and accessions to, and all substitutions or replacements for, and all payments, dividends, interest, cash, instruments, proceeds, products, distributions (whether in money, Securities or other property) and collections from or with respect to any or all of the foregoing.

                 "Collection Account" has the meaning specified in Section
7.2(a).

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body then performing such duties.

                 "Corporate Trust Office" means the principal corporate trust office of the Trustee located at 450 West 33rd Street, New York, New York 10001; or such other address as the Trustee may designate from time to time by notice to the Health Care Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Health Care Noteholders and the Issuer).

                 "Debt" of any Person means, at any date, without duplication:
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business and payable no more than 120 days from the date of incurrence thereof, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person under take-or-pay or similar contracts, (vi) all obligations of such Person to reimburse or indemnify the issuer of a letter of credit or Guaranty for drawings or payments thereunder,
(vii) all obligations of such Person in respect of interest rate swap agreements, currency swap agreements and other similar agreements and arrangements designed to protect such person against adverse movements in interest rates or foreign exchange rates, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; and (ix) all Debt of others Guaranteed by such Person; provided, that, the obligations created pursuant to the daily estimated settlement procedures set forth in Article VI of the Sale and Servicing Agreement shall not constitute "Debt".

                 "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                 "Definitive Notes" has the meaning specified in Section 2.12.

                 "Distribution Account" has the meaning specified in Section 7.2(b).

                 "DTC Agreement" has the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Event of Default" has the meaning specified in Section 5.1.

                 "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                 "Expense Account" has the meaning specified in Section 7.2(c).

                 "Expense Subaccount" has the meaning specified in Section
7.2(b).

                 "Final Maturity Date" means, with respect to any Health Care Note of any Series, the date, if any, specified in such Health Care Note and the applicable Series Supplement as the fixed date on which the unpaid principal amount of such Health Care Note is due and payable.

                 "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person or in any manner providing for the payment of any Debt of any other Person or otherwise protecting the holder of such Debt against loss (whether by agreement to keep-well, to purchase assets, goods, securities or services, or to maintain financial statement condition or otherwise); provided, that, the term "Guaranty" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranty" used as a verb has a corresponding meaning.

                 "Health Care Note Owner" means, with respect to a Book-Entry Health Care Note, the Person who is the beneficial owner of such Book-Entry Health Care Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

                 "Health Care Noteholder" means the Person in whose name a Health Care Note is registered.

                 "Health Care Notes" means the medium term health care-related receivables backed notes of one or more Series each authorized by, and authenticated and delivered under, this Indenture and the related Series Supplements.

                 "Health Care Note Register" and "Health Care Note Registrar" have the respective meanings specified in Section 2.6.

                 "Holder" has the same meaning specified in the definition of "Health Care Noteholder" in this Section 1.1.

                 "Indenture" or "this Indenture" means this instrument as originally executed and, as from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended, or both, and shall include the forms and terms of the Health Care Notes established hereunder. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 "Independent" means, when used with respect to any specified Person, that the Person (1) is in fact independent of the Issuer and any other obligor upon the Health Care Notes and any other Person with an ownership interest in the Trust Estate and of any Affiliate of any of the foregoing Persons, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or any such other Person with such an ownership interest in the Trust Estate or in any Affiliate of any of the foregoing Persons, and (3) is not connected with the Issuer or any such other obligor or any Affiliate of the Issuer or any such other Person with such an ownership interest in the Trust Estate as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions.

                 "Independent Certificate" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.1 hereof, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

                 "Interest Accrual Period" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

                 "Maturity" means, with respect to any Series of Health Care Notes, the date on which the unpaid principal of such Series of Health Care Notes becomes due and payable, whether at the Final Maturity Date or by declaration of acceleration, call for redemption, or otherwise.

                 "Maximum Rate" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Minimum Denomination" means, with respect to any Health Care Note, the minimum denomination therefor specified in the applicable Series Supplement, which minimum denomination shall not be less than $500,000.

                 "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

                 "Obligations" means all principal, premium, if any, interest on, and any other amounts payable with respect to, all Health Care Notes of all Series.

                 "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.1 hereof, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                 "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee, and which opinion shall be addressed to the Trustee as Trustee, shall comply with any applicable requirements of Section 10.1 hereof, and shall be in form and substance satisfactory to the Trustee.

                 "Outstanding" means, as of the date of determination, all Health Care Notes theretofore authenticated and delivered under the Indenture except:

               (i) Health Care Notes theretofore canceled by the Health Care Note Registrar or delivered to the Health Care Note Registrar for cancellation;

               (ii) Health Care Notes or portions thereof for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Health Care Notes (provided, however, that if such Health Care Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made); and

               (iii) Health Care Notes in exchange for or in lieu of which other Health Care Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Health Care Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Aggregate Outstanding Amount of the Health Care Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Health Care Notes owned by the Issuer, any other obligor upon the Health Care Notes, any other Person with an ownership interest in the Trust Estate or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Health Care Notes that the Trustee knows to be so owned shall be so disregarded. Health Care Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Health Care Notes and that the pledgee is not the Issuer, any other obligor upon the Health Care Notes, any other Person with an ownership interest in the Trust Estate or any Affiliate of any of the foregoing Persons.

                 "Optional Partial Redemption" means a redemption of a portion of the Health Care Notes of a Series at the applicable Redemption Price pursuant to Section 9.1(b).

                 "Optional Partial Redemption Date" means any Distribution Date (including any Payment Date) on which the Trustee, on behalf of the Issuer, redeems Health Care Notes pursuant to an Optional Partial Redemption.

                 "Paying Agent" means the Trustee or any other Person (which other Person shall have a short-term deposit rating in the highest rating category issued by the Rating Agency) that meets the eligibility standards for the Trustee specified in Section 6.8 and is authorized by the Issuer to make the payments to and distributions from the Collection Account, the Distribution Account (and all subaccounts thereof) and the Expense Account, including, without limitation, payment of principal of and/or interest on the Health Care Notes on behalf of the Issuer.

                 "Payment Date" means, with respect to any Series, the date or dates specified as Payment Dates in the applicable Series Supplement.

                 "Payment Subaccount" has the meaning specified in Section
7.2(b).

                 "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                 "Predecessor Health Care Note" means, with respect to any particular Health Care Note, every previous Health Care Note evidencing all or a portion of the same debt as that evidenced by such particular Health Care Note; and, for the purpose of this definition, any Health Care Note authenticated and delivered under Section 2.7 in lieu of a mutilated, lost, destroyed, or stolen Health Care Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed, or stolen Health Care Note.

                 "Proceeding" means any suit in equity, action at law, or other judicial or administrative proceeding.

                 "Rating Agency" means Moody's.

                 "Redemption Date" means, with respect to any Series, the Payment Date specified by the Issuer for the redemption of the Health Care Notes of such Series pursuant to Section 9.1.

                 "Redemption Price" means, at any time with respect to any Series, the then applicable redemption price as specified in the applicable Series Supplement.

                 "Registered Holder" means the Person in whose name a Health Care Note is registered on the Health Care Note Register on the applicable Record Date.

                 "Record Date" means, with respect to a Payment Date, the close of business on the last day of the calendar month preceding such Payment Date.

                 "Related Documents" means the Sale and Servicing Agreement, the Selling Subsidiary Agreements, the DTC Agreements, each Series Supplement and other documents and certificates delivered in connection therewith.

                 "Responsible Officer" means, when used with respect to the Trustee, any officer of the Trustee assigned by the Trustee to administer its corporate trust affairs.

                 "Restricted Payment" has the meaning specified in Section 3.16.

                 "Sale and Servicing Agreement" means the First Amendment and Restatement, dated as of December 1, 1994, to the Master Sale and Servicing Agreement, dated as of December 1, 1990, among the Issuer, Beverly Enterprises Inc. and various wholly-owned subsidiaries of Beverly Enterprises Inc., as from time to time amended, supplemented or modified.

                 "Scheduled Amortization Date" means, with respect to any Health Care Note of any Series, the date, if any, specified in such Health Care Note and the applicable Series Supplement as the fixed date on which the unpaid principal amount, if any, of such Health Care Note begins to be amortized.

                 "Series" means each series of Health Care Notes issued and authenticated pursuant to this Indenture and a related Series Supplement.

                 "Series Alternate Note Interest Rate" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Base Reserve Percent" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Dynamic Reserve Floor Percent" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Interest Rate Spread" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Liquidation Payment Frequency" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Note Interest Rate" means, with respect to any Series, the annual rate at which interest accrues on the Health Care Notes of such Series, as specified (or, in the case of a floating interest rate, determined as specified) in the related Series Supplement.

                 "Series Special Obligations" means all amounts payable to the Health Care Noteholders of any Series specified as such in the applicable Series Supplement.

                 "Series Rate Increment" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Rating Multiple" shall have the meaning, with respect to any Series, specified in the applicable Series Supplement.

                 "Series Supplement" means an indenture supplemental to this Indenture entered into pursuant to Section 2.11(8) that authorizes a particular Series of Health Care Notes .

                 "State" means any one of the 50 States of the United States of America, or the District of Columbia.

                 "Trust Estate" means the Collateral and all other money, instruments, and other property that are subject or intended to be subject to the lien and security interest of this Indenture.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter enacted.

                 "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the jurisdiction, relevant to the related Purchased Receivables, as amended from time to time.


                                   ARTICLE II

                             THE HEALTH CARE NOTES

                 SECTION 2.1. Forms Generally. The Health Care Notes of any Series and the Trustee's certificate of authentication shall be in substantially the form set forth in the related Series Supplement, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture or by the related Series Supplement and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Health Care Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Health Care Notes, as evidenced by their execution of the Health Care Notes. Any portion of the text of any Health Care Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Health Care Note.

                 The Definitive Notes shall be printed, lithographed, or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner permitted by the rules of any securities exchange on which the Health Care Notes may be listed, all as determined by the officers executing such Health Care Notes, as evidenced by their execution of such Health Care Notes.

                 SECTION 2.2.     Terms of Health Care Notes.

                 The terms of the Health Care Notes contained in any Series Supplement are part of the terms of such Series Supplement and this Indenture.

                 SECTION 2.3. Denominations; Health Care Notes Issuable in Series. The Health Care Notes shall be issuable as registered Health Care Notes in the Minimum Denomination specified in the applicable Series Supplement and, except as otherwise provided in such Series Supplement, in integral multiples of $1,000.

                 The Health Care Notes may, at the election of and as authorized by an Authorized Officer of the Issuer, be issued in one or more Series, and shall be designated generally as the "Health Care Notes" of the Issuer, with such further particular designations added or incorporated in such title for the Health Care Notes of any particular Series as an Authorized Officer of the Issuer may determine. Each Health Care Note shall bear upon its face the designation so selected for the Series to which it belongs. The Health Care Notes of each Series are and will be equally and ratably secured by the Collateral and each Series of Health Care Notes will rank pari passu with each other Series of Health Care Notes issued hereunder. All Health Care Notes of the same Series shall be identical in all respects except for the denominations thereof. All Health Care Notes of a particular Series issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority, or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

                 Each Series of Health Care Notes shall be created by a Series Supplement authorized by an Authorized Officer of the Issuer and establishing the terms and provisions of such Series. The several Series may differ as between Series, in respect of any of the following matters:

                 (1)      designation of the Series;

                 (2) its Series Note Interest Rate (or, in the case the Series Note Interest Rate is to be a floating rate, the method of determining the Series Note Interest Rate and its Maximum Rate, if any) and the Series Alternate Note Interest Rate, if applicable;

                 (3)      its Payment Dates;

                 (4)      its Scheduled Amortization Date and its Final
                          Maturity Date;

                 (5)      the place or places for the payment of principal;

                 (6)      [intentionally omitted];

                 (7) the authorized denominations and whether such Health Care Notes shall be Book-Entry Health Care Notes;

                 (8)      the provisions for optional redemption by the Issuer;

                 (9)      its amortization terms;

                 (10) the definitions of terms related to such Series to be specified in the related Series Supplement pursuant to Article I; and

                 (11) any other provisions expressing or referring to the terms and conditions upon which the Health Care Notes of the applicable Series are to be issued under this Indenture that are not in conflict with the provisions of this Indenture and that do not prevent the satisfaction of the Rating Agency Condition upon the issuance of the Health Care Notes of such Series.

                 SECTION 2.4. Execution, Authentication, and Delivery. The Health Care Notes shall be executed on behalf of the Issuer by any one of its Authorized Officers. The signature of any such Authorized Officers on the Health Care Notes may be manual or facsimile.

                 Health Care Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Health Care Notes or did not hold such offices at the date of such Health Care Notes.

                 At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Health Care Notes executed by the Issuer to the Trustee for authentication and delivery pursuant to an Issuer Order; and the Trustee shall authenticate and deliver such Health Care Notes as in this Indenture provided and not otherwise.

                 Each Health Care Note shall be dated as of the date of its authentication.

                 No Health Care Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Health Care Note a certificate of authentication substantially in the form provided for in the related Series Supplement executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Health Care Note shall be conclusive evidence, and the only evidence, that such Health Care Note has been duly authenticated and delivered hereunder.

                 SECTION 2.5. Temporary Health Care Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Health Care Notes which are printed, lithographed, typewritten, mimeographed, or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the Authorized Officers executing such Health Care Notes may determine, as evidenced by their execution of such Health Care Notes.

                 If temporary Health Care Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Health Care Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Health Care Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Health Care Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Health Care Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                 SECTION 2.6. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Health Care Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Health Care Notes and the registration of transfers of Health Care Notes. Unless otherwise specified in a Series Supplement, the Trustee shall be "Health Care Note Registrar" for the purpose of registering Health Care Notes and transfers of Health Care Notes as herein provided. Upon any resignation of any Health Care Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Health Care Note Registrar. If a Person other than the Trustee is appointed by the Issuer as Health Care Note Registrar, the Issuer shall give the Trustee prompt written notice of the appointment of such Health Care Note Registrar and of the location, and any change in the location, of the Health Care Note Register, and the Trustee shall have the right to inspect the Health Care Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Health Care Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Health Care Notes and the principal amounts and number of such Health Care Notes. Upon surrender for registration of transfer of any Health Care Note at the office or agency of the Issuer to be maintained as provided in
Section 3.2 hereof, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Health Care Notes in any authorized denominations, of a like Series and aggregate principal amount.

                 At the option of the Holder thereof, Health Care Notes may be exchanged for other Health Care Notes in any authorized denominations, of a like Series and aggregate principal amount, upon surrender of the Health Care Notes to be exchanged at such office or agency. Whenever any Health Care Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Health Care Notes which the Health Care Noteholder making the exchange is entitled to receive.

                 All Health Care Notes issued upon any registration of transfer or exchange of Health Care Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Health Care Notes surrendered upon such registration of transfer or exchange.

                 Every Health Care Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

                 No service charge shall be made to a Holder for any registration of transfer or exchange of Health Care Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Health Care Notes, other than exchanges pursuant to Section 2.5 hereof not involving any transfer.

                 SECTION 2.7. Mutilated, Destroyed, Lost, or Stolen Health Care Notes. If (i) any mutilated Health Care Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Health Care Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Health Care Note Registrar or the Trustee that such Health Care Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Health Care Note, a new Health Care Note of like Series, tenor and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such destroyed, lost or stolen Health Care Note, but not a mutilated Health Care Note, shall have become or within seven days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a new Health Care Note, the Issuer may pay such destroyed, lost or stolen Health Care Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such new Health Care Note or payment of a destroyed, lost or stolen Health Care Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Health Care Note in lieu of which such new Health Care Note was issued presents for payment such original Health Care Note, the Issuer and the Trustee shall be entitled to recover such new Health Care Note (or such payment) from the Person to whom it was delivered or any Person taking such new Health Care Note from such Person to whom such new Health Care Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled,to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                 Upon the issuance of any new Health Care Note under this
Section 2.7, the Issuer may require the payment by the Holder of such Health Care Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Health Care Note issued pursuant to this Section 2.7 in replacement of any mutilated, destroyed, lost or stolen Health Care Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Health Care Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Health Care

Notes duly issued hereunder. The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Health Care Notes.

                 SECTION 2.8. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Health Care Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Health Care Note is registered (as of the day of determination or as of such other date as may be specified in the applicable Series Supplement) as the owner of such Health Care Note for the purpose of receiving payments of principal of and interest, if any, on, or any other amounts with respect to, such Health Care Note and for all other purposes whatsoever, whether or not such Health Care Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

                 SECTION 2.9. Payment of Principal and Interest; Principal and Interest Rights Preserved. (a) The Health Care Notes shall accrue interest as provided in the form of the Health Care Note attached to the related Series Supplement at the Series Note Interest Rate (or, if applicable, the Series Alternate Note Interest Rate) specified or as determined therein, and such interest shall be payable on each Payment Date as specified therein. Any installment of interest or principal, if any, payable on any Health Care Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Health Care Note (or one or more Predecessor Health Care Notes) is registered on the Record Date for such Payment Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Health Care Note Register on such Record Date or in such other manner as may be provided in the related Series Supplement, except that with respect to Health Care Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.) or in the name of a Holder of Health Care Notes representing at least $5,000,000 in aggregate initial principal amount of any Series, payments will be made by wire transfer in immediately available funds to the account designated by such nominee or Holder in writing in form satisfactory to the Trustee at least five (5) Business Days prior to such Payment Date and, except for the final installment of principal payable with respect to such Health Care Note on a Payment Date or on any Final Maturity Date (or the Redemption Price for any Health Care Note called for redemption), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3 hereof.

                 (b) Unless otherwise provided in the applicable Series Supplement, the Health Care Notes of each Series shall have the Scheduled Amortization Date and Final Maturity Date as shall be specified in such Health Care Notes and the related Series Supplement. The principal of each Health Care Note shall be payable in one or more installments ending no later than the Final Maturity Date thereof unless payable earlier either because (x) an Event of Default shall have occurred and be continuing and the Health Care Notes have been accelerated in accordance with Section 5.2 hereof, or (y) the Issuer shall have called for the redemption of the Health Care Notes of the applicable Series pursuant to Section 9.1. The entire unpaid principal amount of each Health Care Note shall be due and payable on the earliest of the Final Maturity Date thereof, the date of the acceleration referred to above and the Redemption Date, if any, thereof. In addition, payments of principal on the Health Care Notes of any Series may be made in whole or in part on any Payment Date on or following its Scheduled Amortization Date or following the occurrence of an Amortization Event, until paid in full. The Issuer may also elect to make Optional Partial Redemptions pursuant to Section 9.1(b). All principal payments on the Health Care Notes of a Series (including Optional Partial Redemption payments) shall be made pro rata to the Health Care Noteholders entitled thereto. The Trustee shall notify the Person in whose name a Health Care Note is registered at the close of business on the Record Date immediately preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on the Health Care Notes of each Series will be paid (together with any other amounts due and payable to the Health Care Noteholders of such Series). The Issuer agrees to notify the Trustee of any Event of Default and, no later than 15 days prior to the related Record Date, of the Payment Date on which the Issuer expects the final installment of principal of and interest on the Health Care Notes of each Series will be paid. The notice to be mailed by the Trustee shall be mailed no later than ten days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Health Care Note and shall specify the place where such Health Care Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Health Care Notes shall be mailed to Health Care Noteholders as provided in Section 9.2 hereof.

                 (c) Subject to the foregoing provisions of this Section, each Health Care Note delivered under this Indenture upon registration or transfer of or in exchange for or in lieu of any other Health Care Note shall carry the rights to unpaid principal and interest, if any, that were carried by such other Health Care Note.

                 SECTION 2.10. Cancellation. All Health Care Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Health Care Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Health Care Notes so delivered shall be promptly canceled by the Trustee. No Health Care Notes shall be authenticated in lieu of or in exchange for any Health Care Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Health Care Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

                 SECTION 2.11. Amount and Delivery of Health Care Notes. The aggregate principal amount of Health Care Notes that may be authenticated and delivered under this Indenture is unlimited, subject to the following:

                 With respect to only the original issuance of the Health Care Notes of any Series, compliance with the following conditions and delivery of the following documents are required:

                 (1) Issuer Order. An Issuer Order authorizing and directing the execution, authentication and delivery of the Health Care Notes of such Series by the Trustee and specifying the principal amount of Health Care Notes of such Series to be authenticated.

                 (2) Authorizations. Either (i) a certificate of authorization or other official document evidencing the due authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval, or consent of no other governmental body is required for the valid issuance, authentication and delivery of such Health Care Notes, or (ii) an Opinion of Counsel that no such authorization, approval, or consent of any governmental body is required.

                 (3) Authorizing Certificate. A certificate of an Authorized Officer of the Issuer certifying that (i) the Issuer has duly authorized the execution and delivery of this Indenture (in the case of the first Series issued pursuant to this Indenture), the related Series Supplement and the execution, authentication and delivery of the Health Care Notes of such Series, (ii) the Indenture remains in full force and effect as to the Issuer (in the case of subsequent Series issued pursuant to this Indenture and a related Series Supplement), (iii) the representations and warranties of the Issuer contained in this Indenture and any other Related Documents are true and correct as of the date of issuance of such new Series and (iv) the Series Supplement for such Series of Health Care Notes shall be in the form attached thereto, which Series Supplement shall specify the terms and provisions of such Series, including, without limitation, the Final Maturity Date, if any, the principal amount and the Series Note Interest Rate (and, if applicable, the Series Alternate Note Interest Rate) of such Health Care Notes to be authenticated and delivered.

                 (4) Certificates of the Issuer. An Officer's Certificate from the Issuer, dated as of the applicable Closing Date, to the effect that no Default or Event of Default under this Indenture has occurred and is continuing and that the issuance of the Health Care Notes applied for will not result in any Default or Event of Default or in any breach of any of the terms, conditions or provisions of or constitute a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it or its property is bound or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it or its property may be bound or to which it or its property may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Health Care Notes applied for have been complied with.

                 (5) Opinion of Counsel. An Opinion of Counsel, portions of which may be delivered by counsel for the Issuer and portions of which may be delivered by counsel for the Servicer, dated the applicable Closing Date, to the collective effect that:

                 (a) the Indenture and such Series Supplement have been duly qualified under the Trust Indenture Act or no such qualification is necessary;

                 (b) the Issuer has the power and authority to execute and deliver such Series Supplement (and, in the case of the first Series to be authenticated hereunder, this Indenture) and to issue the Health Care Notes, and each of such Series Supplement and, in the case of the first Series to be authenticated hereunder, this Indenture), and the Health Care Notes of such Series have been duly authorized and the Issuer is duly organized and in good standing under the laws of the jurisdiction of its organization;

                 (c) such Series Supplement and the Indenture have been duly authorized, executed and delivered by the Issuer;

                 (d) the Health Care Notes applied for have been duly authorized and executed and, when authenticated in accordance with the provisions of the Indenture and delivered, will constitute valid and binding obligations of the Issuer entitled to the benefits of the Indenture and such Series Supplement;

                 (e) either (A) the Registration Statement covering the Health Care Notes of such Series is effective under the Securities Act of 1933 and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of such Registration Statement has been issued under the Securities Act of 1933 nor have proceedings therefor been instituted or threatened by the Commission or (B) the Health Care Notes of such Series are exempt from the registration requirements under the Securities Act of 1933;

                 (f) the Issuer is not now and, assuming that the Issuer uses the proceeds of the sale of the Health Care Notes of such Series for the purpose of acquiring Receivables in accordance with the terms of the Sale and Servicing Agreement, following the sale of the Health Care Notes to the underwriter, underwriters, placement agent or agents or similar Person or to the Health Care Noteholder thereof, the Issuer will not be required to be registered under the Investment Company Act of 1940; and

                 (g) such other matters as required by the related Series Supplement or as the Trustee may reasonably require.

                 (6) Sale and Servicing Agreement; No Amortization Event or Default. Delivery of an Officer's Certificate from the Issuer dated the date of delivery of the Health Care Notes to the effect that the conditions precedent to the Effective Date under the Sale and Servicing Agreement shall have been fulfilled; and no Amortization Event, Default or Event of Default shall have occurred and is continuing.

                 (7) Required Rating. The Trustee shall receive written evidence that the issuance of the Health Care Notes of such new Series satisfies the Rating Agency Condition.

                 (8) Series Supplement. A Series Supplement providing for the issuance of such new Series shall be entered into between the Issuer and Trustee.

                 (9) Requirements of Series Supplement. Such other funds, accounts, documents, certificates, agreements, instruments or opinions as may be required by the terms of the Series Supplement creating such Series or as the Trustee may reasonably require.

                 (10) Notices. At least five (5) Business Days prior to the effectiveness thereof, the Trustee shall provide any Holder of at least 50% of the Aggregate Outstanding Amount of each preexisting Series a copy of the Series Supplement creating such new Series.

                 (11) Other Requirements. Such other documents, certificates, agreements, instruments or opinions as the Trustee may reasonably require.

                 SECTION 2.12. Book-Entry Health Care Notes. If specified in the related Series Supplement, any Series of Health Care Notes, upon original issuance, shall be issued in the form of a single typewritten Health Care Note representing the Book-Entry Health Care Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Health Care Note shall initially be registered on the Health Care Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Health Care Note Owner shall receive a definitive Health Care Note representing such Health Care Note Owner's interest in such Health Care Note, except as provided in Section 2.14. Unless and until definitive, fully registered Health Care Notes (the "Definitive Notes") have been issued to Health Care Note Owners pursuant to Section 2.14:

                      (i) the provisions of this Section 2.12 shall be in full force and effect;

                      (ii) the Health Care Note Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest on, or any other amounts with respect to, the Health Care Notes) as the authorized representative of the Health Care Note Owners;

                      (iii)       to the extent that the provisions of this
         Section 2.12 conflict with any other provisions of this Agreement, the provisions of this Section 2.12 shall control:

                      (iv) the rights of Health Care Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Health Care Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the DTC Agreement, unless and until Definitive Notes are issued pursuant to Section 2.14, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on, or any other amounts with respect to, the Health Care Notes to such Clearing Agency Participants; and

                      (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Health Care Notes evidencing a specified percentage of the Aggregate Outstanding Amount of the Health Care Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Health Care Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Health Care Notes and has delivered such instructions to the Trustee.

                 SECTION 2.13. Notices to Clearing Agency. With respect to any Series of Health Care Notes originally issued in the form of a Book-Entry Health Care Note, whenever a notice or other communication to the Health Care Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Health Care Note Owners pursuant to Section 2.14, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Health Care Notes to the Clearing Agency.

                 SECTION 2.14. Definitive Notes. With respect to any Series of Health Care Notes originally issued in the form of a Book-Entry Health Care Note, if (i)(A) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the related DTC Agreement, and (B) the Issuer is unable to locate a qualified successor, (ii) the Issuer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Health Care Note Owners representing beneficial interests aggregating more than 50% of the Aggregate Outstanding Amount of the Health Care Notes of such Series advise the Trustee and the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Health Care Note Owners of such Series, then the Trustee shall notify all Health Care Note Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Health Care Note Owners requesting the same. Upon surrender to the Trustee of the single typewritten Health Care Note representing the Book-Entry Health Care Notes by the Clearing Agency, accompanied by registration instructions, the Trustee shall issue the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Health Care Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee shall recognize the Holders of the Definitive Notes as Health Care Noteholders.

                 SECTION 2.15.    Transfer Restrictions.

                 (a) General. No Holder may, in any transaction or series of transactions, directly or indirectly (each of the following, a "transfer"),
(i) sell, assign or otherwise in any manner dispose of all or any part of its interest in any Health Care Note issued to it, whether by act, deed, merger or otherwise or (ii) mortgage, pledge or create a lien or security interest in such interest unless such transfer satisfies the conditions set forth in this
Section 2.15. No purported transfer of any interest in any Health Care Note or any portion thereof which is not made in accordance with this Section shall be given effect by or be binding upon the Trustee and any such purported transfer shall be null and void ab initio and vest in the transferee no rights against the Trustee.

                 (b) Conditions to Transfer. A Holder may transfer a Health Care Note only in accordance with the following provisions:

                          (i) Transfer of Interests in Health Care Notes. Health Care Notes may be transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.15 (including the certification requirements) intended to ensure that such exchanges or transfers are exempt from the registration requirements of the Securities Act and as may from time to time be adopted by the Issuer.

                          (ii) Securities Act of 1933. No transfer of any Health Care Note shall be made unless such transfer is made (A) to the Issuer, (B) to a "qualified institutional buyer" (as such term is defined under Rule 144A ("Rule 144A") of the Securities Act of 1933 (the "1933 Act")) in accordance with Rule 144A, (C) pursuant to an effective registration statement under the 1933 Act or (D) pursuant to any other available exemption from the registration requirements of the 1933 Act;provided, however, that with respect to transfers pursuant to this clause (D), the transferee shall deliver to the Trustee and the Issuer an opinion of counsel, to the effect that such an exemption is available, which opinion may be relied upon by the Trustee.

                          (iii) Transfer Certificate. All transferees of Health Care Notes must deliver to the Trustee a certificate substantially in the form of Exhibit A hereto.

                 (c)      Invalid Transfers.  If the Trustee becomes aware that
(i) a transfer or attempted or purported transfer of any interest in any Health Care Note was consummated in compliance with the provisions of this Section
2.15 on the basis of an incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any certificate required to be delivered hereunder or (iii) the holder of any interest in a Health Care Note is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder, the Trustee shall not register such attempted or purported transfer, and if such a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding Holder of such Health Care Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Health Care Note by such Holder.

         Notwithstanding anything contained herein to the contrary, the Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act or applicable state securities law; provided that if a certificate is specifically required to be delivered to the Trustee by a purchaser or transferee of a Health Care Note, the Trustee shall be under a duty to examine the same to determine whether on its face it conforms to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate does not so conform.

                                  ARTICLE III

                                   COVENANTS

                 SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of, interest on and any other amounts due with respect to the Health Care Notes in accordance with the terms of the Health Care Notes, the related Series Supplements and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Health Care Noteholder of interest, principal and/or any other amount shall be considered as having been paid by the Issuer to such Health Care Noteholder for all purposes of this Indenture.

                 SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, The City of New York, State of New York, an office or agency where Health Care Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Health Care Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices, and demands.

                 SECTION 3.3. Money for Payments To Be Held in Trust. As provided herein, all payments of amounts due and payable with respect to any Health Care Notes that are to be made from amounts withdrawn from the Collection Account and the Distribution Account (and all subaccounts thereof) pursuant to Sections 7.2(e), 7.2(f), 9.1 and 9.5, as applicable, hereof shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Distribution Account (or any subaccount thereof) shall be paid over to the Issuer except as provided in Section 7.2.

                 On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the applicable subaccounts of the Distribution Account an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

                 If the Paying Agent is not the Trustee, the Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (1) hold all sums held by it for the payment of amounts due with respect to the Health Care Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                 (2) give the Trustee notice of any default of which it has actual knowledge by the Issuer (or any other obligor upon the Health Care Notes) in the making of any payment required to be made with respect to the Health Care Notes;

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                 (4) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Health Care Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                 (5) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Health Care Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                 The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Health Care Note and remaining unclaimed for six years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Health Care Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Health Care Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Paying Agent, at the last address of record for each such Holder).

                 SECTION 3.4. Opinions as to Trust Estate. (a) On or before the Closing Date for each Series, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the Collateral, the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective (or continue) the lien and security interest of this Indenture therein and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or to make such lien and security interest effective.

                 (b) On or before March 31 in each calendar year beginning at least six (6) months after the issuance of any Series of the Health Care Notes while such Series is outstanding, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, all required action has been taken with respect hereto, to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any Uniform Commercial Code financing statements and continuation statements as is necessary to perfect or to maintain the lien and security interest created hereby in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to perfect or to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following calendar year.

                 SECTION 3.5. Performance of Obligations; Servicing of Receivables. (a) The Issuer will not take any action, and will use its best efforts not to permit any action to be taken by others, that would release any Person from any material covenant or obligation under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture or such other instrument or agreement.

                 (b) The Issuer may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has, pursuant to the Sale and Servicing Agreement, contracted with the Master Servicer and the Servicers to assist the Issuer in performing its duties hereunder.

                 (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Related Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all Uniform Commercial Code financing statements and applications required to be filed by the terms of this Indenture and the Related Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Related Document or any provision thereof without the consent of the Trustee.

                 (d) If the Issuer shall have knowledge of the occurrence of a Servicing Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee and the Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a Servicing Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                 (e)      The Issuer agrees that:

                 (i) It will defend its title to the Collateral against all claims of all Persons whomsoever.

                 (ii) It will keep the Collateral free from all Liens, other than the Lien created pursuant hereto, and will pay or cause to be paid promptly when due all taxes, fees, assessments and other charges now or hereafter imposed upon any of the Collateral.

                 (iii) Except pursuant to the Sale and Servicing Agreement, it will not sell, assign, pledge, exchange or dispose of any of the Collateral in any manner whatsoever or attempt to do any of the foregoing or agree to any modification or cancellation of, or substitution for, any of the Collateral. In the event of any disposition of any of the Collateral, the Proceeds will remain Collateral hereunder. The receipt by the Trustee of all or any part of the Proceeds of any sale, assignment, pledge, exchange or disposition of any of the Collateral shall not be deemed or construed to be a consent by the Trustee to any such sale, assignment, pledge, exchange or other disposition.

                 (iv) It will keep or cause to be kept accurate and complete records concerning the Collateral, including without limitation all payments and Proceeds received therefrom.

                 (v) It will execute and file such financing statements (including without limitation amendments thereto and continuation statements thereof), assignments, and other documents and instruments, and do all such other acts, relating to the Collateral and the Trustee's and Health Care Noteholders' respective interests therein as the Trustee or the Holders of at least 50% in Aggregate Outstanding Amount of Health Care Notes of any Series may reasonably request; and will not file or permit to be filed any financing statement (or amendment or continuation statement) with respect to any of the Collateral not naming the Trustee as the only secured party. The Issuer hereby authorizes the Trustee, at the Issuer's expense, to file financing statements (including without limitation amendments thereto and continuation statements thereof) without the Issuer's signature to perfect the security interest of the Trustee in any jurisdiction in which such filing may be necessary or as the Trustee may reasonably request and, to the extent lawful, appoints the Trustee as its attorney-in-fact (without requiring the Trustee to act as such) to execute any financing statements (including without limitation any amendments thereto or continuation statements thereof).

                 (vi) It will at any time and from time to time, at its expense promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Trustee or the Holders of at least 50% in Aggregate Outstanding Amount of Health Care Notes of any Series may reasonably request, to perfect and protect any security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral including, without limitation, (i) if any Collateral is evidenced by a promissory note or other instrument, such note or instrument shall be duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Trustee and (ii) the Issuer shall execute and file such financing or continuation statements or amendments thereto, and such other instruments or notices as may be necessary or as the Trustee or the Holders of at least 50% in Aggregate Outstanding Amount of Health Care Notes of any Series may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

                 SECTION 3.6. Annual Statement as to Compliance. The Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year of the Issuer (commencing with the 1995 fiscal year) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                 (1) a review of the activities of the Issuer during such year and of performance under this Indenture and the Related Documents has been made under such Authorized Officer's supervision; and

                 (2) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture and the Related Documents throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof.

                 SECTION 3.7. Purchase of Receivables. After the Transfer Termination Date, the Issuer shall not purchase or otherwise fund the purchase of any Receivables until the Net Note Balance of Health Care Notes of all Series has been reduced to zero and any other amounts due thereunder, hereunder or under any Related Document have been paid. The Issuer will not take any action which would permit the Seller, Beverly or any Selling Subsidiary to have the right to refuse to perform any of its respective obligations under the Sale and Servicing Agreement.

                 SECTION 3.8. Lines of Business; Change of Location. (a) The Issuer shall not engage directly or indirectly in any line of business except as permitted by its Certificate of Incorporation as in effect on the date of issuance of the initial Series of Health Care Notes hereunder, and the Issuer shall not amend the related provision of its Certificate of Incorporation unless the Rating Agency Condition shall have been satisfied.

                 (b) The Issuer will not, without providing 20 days notice to the Trustee and without filing such new financing statements or amendments to any previously filed financing statements as the Trustee may require, (i) change the location of its chief executive office, principal place of business or the location of the offices where any Records the Issuer maintains relating to the Receivables are kept or (ii) change its name, identity or corporate structure in any manner which would, could or might make any financing statement or continuation statement filed by the Issuer in accordance herewith seriously misleading within the meaning of Section 9-402(7) of any applicable enactment of the UCC.

                 SECTION 3.9. Additional Stock. The Issuer shall not issue any additional shares of capital stock of any class or issue warrants or grant any options or other similar rights with respect thereto.

                 SECTION 3.10. Maintenance of Existence. The Issuer shall preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary in the normal conduct of its business.

                 SECTION 3.11. Compliance with Laws. The Issuer shall take no action that would require the registration of the Issuer or any of its Securities under any Applicable Securities Laws. The Issuer shall comply in all respects with the requirements of all applicable Requirements of Law, such compliance to include, without limitation, paying all taxes, assessments, pension obligations and governmental charges imposed upon the Issuer or its properties, except such taxes, assessments and governmental charges, if any, as are being contested in good faith and as to which adequate reserves have been provided.

                 SECTION 3.12. Notice of Proceedings. The Issuer shall promptly give notice in writing to the Trustee and the Rating Agency of all litigation, arbitration proceedings and regulatory proceedings affecting the Issuer, the Collateral or the property of the Issuer.

                 SECTION 3.13. Limitation on Debt. The Issuer shall not create, assume or suffer to exist any Debt, except for Health Care Notes of one or more Series issued in compliance with the provisions hereof.

                 SECTION 3.14. Negative Pledge. Except for (x) Liens created hereby and (y) Liens (not incurred in connection with the borrowing of money) which in the aggregate are not material to the Issuer or its assets (which, in the case of this clause (y) shall not exceed $25,000 in the aggregate outstanding during the term of this Indenture), the Issuer shall not create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it.

                 SECTION 3.15. Consolidations, Mergers and Sales of Assets. The Issuer shall not (i) consolidate or merge with or into any other Person or
(ii) sell, lease or otherwise transfer (by investment, assignment, contribution or otherwise) all or any substantial portion of its assets to any other Person (except as permitted by its Certificate of Incorporation as in effect on the date of the issuance of the initial Series of Health Care Notes hereunder, by Sections 2.2 or 5.4 of the Sale and Servicing Agreement or by Sections 5.11 and
9.4 of this Indenture). The Issuer will not make loans or advance credit to other Persons, purchase other assets other than Purchased Receivables or Eligible Investments, nor make capital expenditures greater than $25,000 per year.

                 SECTION 3.16. Restricted Payments. The Issuer shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or return any capital to its shareholders as such, or purchase, redeem or otherwise acquire for value any shares of any class of its capital stock or any warrants, rights or options to acquire any such shares, now or hereafter outstanding (collectively, a "Restricted Payment"), unless (x) immediately after (and giving effect to) payment of such Restricted Payment (1) no Amortization Event, Default or Event of Default (without regard to any grace periods referenced in the definitions thereof) has occurred and is continuing and (2) the Net Purchased Receivables equals or exceeds the Minimum Required Receivables Balance; and (y) declaration and payment of such Restricted Payment is permitted under (and complies with) all applicable Requirements of Law.

                 SECTION 3.17. Corporate Existence. (a) The Issuer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Related Documents and each other instrument or agreement necessary or appropriate to the proper administration thereof and the transactions contemplated thereby.

                 (b) The Issuer shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from Beverly and its other Affiliates, including, without limitation, as follows:

                 (i) the Issuer shall maintain separate corporate records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Issuer's assets and liabilities and to permit a determination of the obligees thereon and the time for performance on each of the Issuer's obligations) from those of Beverly and its other Affiliates;

                 (ii) except as expressly permitted by the Sale and Servicing Agreement for Collections of Purchased Receivables prior to transfer thereof to the Collection Account (which transfer is to occur within two Business Days of receipt of such Collection by the applicable Servicer), the Issuer shall not commingle any of its assets or funds with those of Beverly or any of its other Affiliates;

                 (iii) the Issuer shall maintain records permitting a determination on a daily basis of the amount and location of any of its funds which are commingled as permitted under clause (ii) above;

                 (iv) the Board of Directors of the Issuer shall be elected independently from the Board of Directors of Beverly and its other Affiliates and shall at all times include at least two Independent Directors (for purposes hereof, Independent Directors" means shall mean the members of the Board of Directors of the Issuer who are not, and have not at any time been: (x) a director, officer, employee or shareholder of Beverly or any other Affiliate thereof, (y) a director, officer, employee or shareholder of any other Person or entity that, directly or indirectly, controls or is under common control with Beverly) or (z) a member of the immediate family of any of the foregoing;

                 (v) the Board of Directors and stockholders of the Issuer shall hold all regular and special meetings appropriate to authorize corporate actions. Regular meetings of directors will be held at least annually. The Board of Directors may act from time to time through one or more committees of the Board in accordance with the Issuer's by-laws. Appropriate minutes of all meetings of the Issuer's Board of Directors (and committees thereof) and of the stockholders meetings shall be kept by the Issuer;

                 (vi) taking into account the services to be performed on the Issuer's behalf by the Servicers and the Master Servicer under the Sale and Servicing Agreement, the Issuer shall have sufficient officers and employees to run its business and operations. At least one senior officer of the Issuer (who may also be a member of the Board of Directors of the Issuer) shall not be a director, officer or employee of Beverly or any of its other Affiliates;

                 (vii) decisions with respect to the Issuer's business and daily operations shall be independently made by the Issuer (although the officer making any particular decision may also be an officer or director of Beverly) and shall not be dictated by Beverly or any of its other Affiliates. Any permitted transactions between the Issuer and Beverly or any of its other Affiliates (other than the purchase of Receivables pursuant to the Sale and Servicing Agreement) shall be on arms-length terms and shall receive prior approval of a majority of the Board of Directors including at least two Independent Directors of the Issuer; provided, that dividends from the Issuer to Beverly shall not require the approval of any Independent Director of the Issuer if the requisite dividend committee has approved such dividend;

                 (viii) the Issuer shall act solely in its own corporate name and through its own authorized officers and agents. Neither Beverly nor any of its other Affiliates shall be appointed or act as agent of the Issuer, except as expressly contemplated by the Sale and Servicing Agreement;

                 (ix) the Issuer shall prepare instruments of assignment naming it as purchaser for all Purchased Receivables sold to it. In all cases, the data and records (including computer records) used by the Issuer or the Servicers in the collection and administration of Purchased Receivables shall reflect the Issuer's ownership interest therein;

                 (x) although the Issuer's directors, officers and employees (other than the Independent Directors and the senior officer referred to in clause (vi) above) may also be employees of Beverly or any of its other Affiliates and may participate in their employee benefit plans, and the Issuer shall reimburse Beverly or any of its other Affiliates in full for their services, all of which efforts and services shall be carried on in arms length transactions;

                 (xi) the Issuer shall be responsible for the payment of all expenses, indebtedness and other obligations incurred by it and shall reimburse Beverly or any of its other Affiliates for any organizational expenses related to the Issuer and the expenses of the initial offering and sale of the Health Care Notes that Beverly or any such other Affiliate had incurred;

                 (xii) neither Beverly nor any of its other Affiliates shall advance funds to the Issuer, other than capital contributions from Beverly made to enable the Issuer to pay the purchase price of Purchased Receivables, and neither Beverly nor any other Affiliate of Beverly will otherwise supply funds to, or Guaranty debts of, the Issuer;

                 (xiii) the Issuer will maintain (x) a separate office which shall be physically separate from space occupied by Beverly, or any of its other Affiliates (but may be separate space occupied solely by the Issuer at the offices of Beverly or any of its other Affiliates) and shall be identified as the Issuer's office so it can be identified by outsiders and (y) a phone number separate from Beverly and its other Affiliates;

                 (xiv) the Issuer shall not enter into any Guaranty, or otherwise become liable, with respect to any obligation of Beverly or any of its other Affiliates;

                 (xv) the Issuer shall at all times hold itself out to the public under the Issuer's own name as a legal entity separate and distinct from Beverly and its Affiliates (the foregoing to include, but not be limited to, use of materially separate and distinct letterhead and telephone number(s)); and

                 (xvi) any financial reports required of the Issuer shall comply with generally accepted accounting principles and shall be issued separately from any reports prepared for Beverly and any of its Affiliates.

                 SECTION 3.18. Books and Records. The Issuer shall keep proper books of record and account, in which full and correct entries shall be made of all its financial transactions and its assets and business in accordance with United States generally accepted accounting principles, consistently applied.

                 SECTION 3.19. Notice of Events of Default or Defaults. The Issuer agrees to give the Trustee and the Rating Agency prompt written notice of each Event of

Default or Default hereunder, each default on the part of the Master Servicer, any Servicer or any Seller, as the case may be, of its obligations under the Sale and Servicing Agreement and any Amortization Event under the Sale and Servicing Agreement.

                 SECTION 3.20. Representations and Warranties of the Issuer Relating to the Issuer. The Issuer hereby represents and warrants to the Trustee as of the date hereof and as of the applicable Closing Date of each Series of Health Care Notes that:

                          (a) Organization and Good Standing. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has full corporate power and authority and legal right to own its properties and conduct its business as presently owned or conducted, to execute, deliver and perform its obligations under this Indenture, each Series Supplement and the other Related Documents to which it is a party and to execute and deliver to the Trustee the Health Care Notes of each Series.

                          (b) Due Qualification. The Issuer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Purchased Receivable unenforceable by the Issuer or the Trustee or would have a material adverse effect on the Collateral, the Trust Estate or the Health Care Noteholders; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any jurisdiction in which the Trustee seeks to enforce directly any Purchased Receivable.

                          (c) Due Authorization. The execution, delivery and performance of this Indenture, each Series Supplement and each other Related Documents to which is a party by the Issuer and the execution and delivery to the Trustee of the Health Care Notes of each Series and the consummation by the Issuer of the transactions provided for in this Indenture and the Related Documents, have been duly authorized by the Issuer by all necessary corporate action on the part of the Issuer.

                          (d) No Conflict. The execution and delivery by the Issuer of this Indenture, each Series Supplement, each other Related Document to which it is a party and the Health Care Notes of each Series, the performance of the transactions contemplated by this Indenture, each Series Supplement and each Related Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Issuer (including, without limitation, the transfer of the Purchased Receivables to the Issuer and the granting of a security interest on such Purchased Receivables (and the other Collateral) to the Trustee), will not conflict with or violate any Requirements of Law applicable to the Issuer or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it or its properties are bound.

                          (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Issuer, threatened against or affecting the Issuer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Indenture, each Series Supplement and each other Related Document to which it is a party or seeking any determination or ruling that, in the reasonable judgment of the Issuer, would materially and adversely affect the performance by the Issuer of its obligations under this Indenture, each Series Supplement and each Related Document to which it is a party.

                          (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Issuer in connection with the execution and delivery by the Issuer of the Indenture, each Series Supplement and each other Related Document to which it is a party have been duly obtained, effected or given and are in full force and effect.

                          (g) Investment Company. The Issuer is not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

                          (h) Place of Business. The Issuer's principal place of business and chief executive office and the location of the Records pertaining to the Receivables is 5111 Rogers Avenue, Suite 40-A, Fort Smith, Arkansas 72919.

                 SECTION 3.21. Representations and Warranties of the Issuer Relating to this Indenture, any Series Supplement, the Related Documents and the Purchased Receivables. The Issuer hereby represents and warrants to the Trustee as of the date hereof and, as of the Closing Date of each Series of Health Care Notes, or as of such other date or times as are specified therein, that:

                          (a) this Indenture, each Series Supplement and each Related Documents to which it is a party constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement or creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                          (b) each Purchased Receivable and all other Collateral have been conveyed to the Trust Estate free and clear of any Lien;

                          (c) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Issuer in connection with the conveyance of each Purchased Receivable and all other Collateral to the Trustee have been duly obtained, effected or given and are in full force and effect;

                          (d) the Issuer has taken all reasonable steps necessary for this Indenture to constitute a grant of a first priority perfected "security interest" (as defined in the UCC) in the Trust Estate, which, in the case of existing Collateral and then proceeds thereof, is enforceable by the Trustee upon execution and delivery of this Indenture and which will be enforceable by the Trustee with respect to such Purchased Receivables and all other Collateral hereafter created and the proceeds thereof upon such creation. Upon the filing of the Uniform Commercial Code financing statements and, in the case of Purchased Receivables and all other Collateral hereafter created and the proceeds thereof, upon the creation thereof, the Trustee shall have a first priority perfected security or ownership interest in such property and proceeds; and

                          (e) except as otherwise expressly provided in this Indenture or any Series Supplement, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account, the Distribution
                 Account (or any subaccount thereof) or the Expense Account.

                 SECTION 3.22. Rating Agency Information. The Issuer will provide the Rating Agency with all financial and operational information with respect to the Issuer as the Rating Agency may reasonably require, including but not limited to financial statements of Beverly (including the Selling Subsidiaries) and delinquency, default and recovery information on the Purchased Receivables.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                 SECTION 4.1.     Satisfaction and Discharge of Indenture.
This Indenture shall cease to be of further effect with respect to the Health Care Notes of any Series except as to: (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Health Care Notes, (iii) rights of Health Care Noteholders to receive payments of principal and premium thereof, interest thereon and any amounts due with respect thereto, (iv) the rights, obligations, and immunities of the Trustee hereunder and (v) the rights of Health Care Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to Health Care Notes of such Series, when

                 (1)      either:

                          (A)     all Health Care Notes of such Series
                 theretofore authenticated and delivered (other than (i) Health Care Notes that have been destroyed, lost, or stolen and that have been replaced or paid as provided in Section 2.7 hereof and (ii) Health Care Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3 hereof) have been delivered to the Trustee for cancellation; or

                          (B) all Health Care Notes of such Series not theretofore delivered to the Trustee for cancellation

                                       (i)         have become due and payable,

                                      (ii)         will become due and payable
                          at their Final Maturity Date within one year, or

                                     (iii)         are to be called for
                          redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

                 and the Issuer, in the case of (i), (ii) or (iii) above, has, pursuant to the terms of this Indenture, deposited or caused to be deposited with the Trustee cash or direct obligations of or obligations guaranteed by the United States of America, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Health Care Notes not theretofore delivered to the Trustee for cancellation, for principal, premium, interest and any other amounts that would be payable at their Final Maturity Date or Redemption Date (if Health Care Notes shall have been called for redemption pursuant to Section 9.1 hereof), as the case may be;

                 (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                 (3) the Issuer has delivered to the Trustee an Officer's Certificate, an Opinion of Counsel, and an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 10.1 hereof and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 SECTION 4.2. Application of Trust Money. All moneys deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Health Care Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the particular Health Care Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, interest and other applicable amounts; but such moneys need not be segregated from other funds except to the extent required herein or required by law.

                 SECTION 4.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Health Care Notes, all moneys then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Health Care Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 hereof, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


                                   ARTICLE V

                                    REMEDIES

                 SECTION 5.1. Events of Default. "Event of Default" with respect to any Series, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (1) default in the payment of any interest on any Health Care Note when and as the same becomes due and payable, and such default shall continue for a period of five (5) Business Days; or

                 (2) default in the payment of the principal of or any installment of the principal of any Health Care Note when and as the same becomes due and payable; or

                 (3) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture, in any Series Supplement or in any Related Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any Series Supplement, or in any Related Document or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Aggregate Outstanding Amount of the Health Care Notes of such Series, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (4) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of its property or any part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official or the Issuer or for any substantial part of its property or any part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                 (5) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of its property or any part of the Trust Estate, or make any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

                 (6) any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied in respect of an obligation (alleged or otherwise) of the Issuer in excess of $5,000,000 against any of the property of the Issuer and such judgment, writ or similar process shall not be released, vacated or stayed or fully bonded within 30 days after its issue of levy; or

                 (7) any default shall occur under any obligation of the Issuer with an outstanding principal of greater than $5,000,000 which default shall, if not cured, permit the acceleration of all amounts due and payable under such obligation; or

                 (8) this Indenture shall, for any reason (other than pursuant to the terms hereof), cease to create a valid and perfected first priority lien and security interest in the Collateral, or any Lien, other than as expressly permitted hereby or by the Related Documents, shall exist in respect of the Collateral.

                 SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. Subject to the following sentence, if an Event of Default should occur and be continuing with respect to a Series, then and in every such case the Trustee may, and upon the request of the Holders of Health Care Notes representing more than 50% of the Aggregate Outstanding Amount of the Health Care Notes of such Series the Trustee shall, declare all the Health Care Notes of all Series to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the unpaid principal amount of all such Health Care Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. Notwithstanding the foregoing sentence, if an Event of Default described in Section 5.1(4) or (5) should occur and be continuing, all Series of Health Care Notes shall be automatically accelerated without delivery of any notice to the Issuer.

                 At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, except with respect to an Event of Default described in Section 5.1(4) or (5), the Holders of Health Care Notes representing more than 50% of the Aggregate Outstanding Amount of the Health Care Notes of each Series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                 (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                          (A) all payments of principal of and interest on all Health Care Notes of all Series and all other amounts that would then be due hereunder or upon such Health Care Notes if the Event of Default giving rise to such acceleration had not occurred; and

                          (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel; and

                 (2) all Events of Default with respect to all Series, other than the nonpayment of the principal of the Health Care Notes of all Series that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12 hereof.

                 No such rescission shall affect any subsequent default or impair any right consequent thereon.

                 SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Issuer covenants that (i) if default is made in the payment of any interest on, or any other amounts owing with respect to, any Health Care Note of a Series (other than the principal and premium thereof), when and as the same becomes due and payable, and such default continues for a period of five (5) Business Days, or (ii) default is made in the payment of the principal of or any installment of the principal and premium of any Health Care Note of a Series, when and as the same becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Health Care Notes of such Series, the whole amount then due and payable on such Health Care Notes for principal, premium and interest (including by way of acceleration of the Health Care Notes), with interest upon the overdue principal and any other amounts due hereunder and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by the Health Care Notes of such Series (or, if the applicable Series Supplement so provides, the default rate specified therein) and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                 (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid and to foreclose upon or take any other action in respect of the Collateral, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Health Care Notes and collect in the manner provided by law out of the Collateral or any property of the Issuer (but subject to the provisions of Section 5.5) or other obligor upon such Health Care Notes, wherever situated, the moneys adjudged or decreed to be payable.

                 (c) If an Event of Default occurs and is continuing, the Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Health Care Noteholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or any Related Document or in aid of the exercise of any power granted herein or any Related Document, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or any Related Document or by law (but subject to the provisions of Section 5.5).

                 (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Health Care Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Health Care Notes of any Series or any Person having or claiming any ownership interest in the Trust Estate, or to the creditors or property of the Issuer or such other obligor or Person, the Trustee, irrespective of whether the principal of any Health Care Notes of any Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                      (i) to file and prove a claim or claims for the whole amount of principal, interest and any other documents owing and unpaid in respect of the Health Care Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Health Care Noteholders allowed in such Proceedings,

                      (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Health Care Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings,

                    (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Health Care Noteholders and of the Trustee on their behalf, and

                      (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Health Care Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Health Care Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Health Care Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                 (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Health Care Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting the Health Care Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Health Care Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                 (f) All rights of action and of asserting claims under this Indenture, or under any of the Health Care Notes of any Series, may be enforced by the Trustee without the possession of any of the Health Care Notes of such Series or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Health Care Notes of such Series.

                 (g) In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Health Care Notes, and it shall not be necessary to make any Health Care Noteholder a party to any such Proceedings.

                 SECTION 5.4. Additional Remedies. If an Event of Default shall have occurred and be continuing with respect to a Series, the Trustee may do one or more of the following (subject to Section 5.5 hereof):

                 (1) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Health Care Notes of such Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Health Care Notes moneys adjudged due;

                 (2) the Trustee shall have the right to receive, endorse, assign or deliver, in its own name or the name of the Issuer, any and all checks, drafts and other instruments for the payment of money relating to or constituting part of the Collateral, and the Issuer hereby waives notice of presentment, protest and nonpayment of any instrument so endorsed. In furtherance of the foregoing, the Issuer hereby irrevocably appoints the Trustee, or any of its officers or designees, the Issuer's lawful attorney-in-fact (without requiring any of them so to act), with power of substitution, in the name of the Issuer (i) to endorse the name of the Issuer upon any of the Collateral, including Proceeds; (ii) to demand, collect, receive payment of, receipt for and give discharges and releases of any of the Collateral; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Collateral or to enforce any rights in respect thereof; (iv) to initiate, settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to any of the Collateral; (v) if directed by the Holders of Health Care Notes pursuant to Section 5.11, to sell, transfer, assign, discount, negotiate or otherwise deal in all or any portion of the Collateral or Proceeds; (vi) generally to perform all other acts necessary or desirable to realize on, and obtain the benefits of, the Collateral and otherwise to carry out the intention of this Agreement, as fully and effectively as though the Trustee were the absolute owner thereof, and the Issuer hereby ratifies and confirms all that the Trustee shall do by virtue of this appointment; and (vii) to direct the actions of the Master Servicer and the Servicers and to take any and all other actions as, and in the name of, the Issuer pursuant to the Sale and Servicing Agreement. In any action hereunder, the Trustee shall be entitled to the appointment of a receiver to take possession of all or any portion of the Trust Estate and the Trustee shall not be responsible or liable for any loss or destruction of all or any part of the Collateral unless the same shall happen through negligence or willful misconduct of the Trustee. Subject to Section 6.1(a), the Trustee shall not, under any circumstances, absent its negligence or willful misconduct, have any liability for any error or omission made in the settlement, collection or payment or other disposition of any or all of the Collateral or of any instrument received in payment therefor. The costs of collection, sale or other disposition, notification and enforcement, including, without limitation, reasonable counsel fees and disbursements, shall be borne solely, or reimbursed to the Trustee by, the Issuer.

                 (3) After receipt of directions from the requisite Health Care Noteholders pursuant to Section 5.11 hereof, the Trustee, with or without taking possession, may on behalf of the Health Care Noteholders sell or cause to be sold, in one or more sales, at such price as the Trustee may deem adequate, and for cash or on credit or for future delivery, with or without assumption of any credit risk the Collateral in its entirety but not in part, at a public or private sale, without demand of performance or notice or intention to sell or of time or place of sale (except such notice as may be required by applicable statute and cannot be waived), and the Trustee may be the purchaser of all or any portion of the Collateral so sold. The purchaser(s) at any such sale shall thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Issuer, any such demand, notice, claim, right or equity being hereby expressly waived and released. The Trustee shall under no circumstances incur any liability as a result of the sale of the Collateral or any part thereof, at any sale conducted in accordance with the foregoing. The Issuer hereby waives any claims against the Trustee, and the Health Care Noteholders arising by reason of the fact that the price at which the Collateral may have been sold at any private sale was less than the price which might have been obtained at a public sale or was less than the then total unpaid Obligations.

                 SECTION 5.5. Appointment of Servicers; Collection of Medicaid, Medicare and Department of Veteran's Affairs Receivables; Sale of Purchased Receivables. (a) The Trustee (at the express direction of the Issuer) hereby irrevocably appoints the Servicers as its agents for purposes of enforcing all rights and remedies of the Trustee in the Collateral set forth herein, and the Trustee shall in no way be liable for the failure of any such agents to enforce such rights and remedies, the manner in which such rights and remedies are enforced or the supervision of such agents. At the request of the Trustee, the Issuer shall cause the Servicers to promptly pay to the Trustee, for the benefit of Health Care Noteholders, all proceeds realized upon the enforcement of such remedies.

                 (b) Notwithstanding anything to the contrary in this Agreement, the Trustee shall not be liable or responsible for servicing the Receivables or for any of the duties or obligations of the Master Servicer or any Servicer, as the case may be, under the Sale and Servicing Agreement or this Indenture or otherwise (and shall not be liable or responsible for the acts or omissions of the Master Servicer or any Servicer, as the case may be, or failure to act in reliance upon any action or failure to act by the Master Servicer or any Servicer, as the case may be). Subject to Section 6.1(a), the Trustee shall not be bound to ascertain or inquire as to the truth or accuracy of any information provided to it by the Master Servicer or any Servicer, as the case may be, but may for any purpose conclusively rely upon any information given to it by any of them.

                 (c) Notwithstanding any provision hereof or of any Related Document to the contrary, all Medicaid, Medicare or Department of Veterans' Affairs or other payments which are made by an Obligor with respect to any Purchased Receivable shall be collected from such Obligor only by the Servicer which furnished the services for which such payments are made, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than the Servicer pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state Medicaid, Medicare and Department of Veterans' Affairs laws, rules and regulations; neither this Indenture nor any Related Document shall be construed to permit any other Person, in violation of applicable federal and state Medicaid, Medicare or Department of Veterans' Affairs laws, rules and regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to the Servicer's receipt thereof. The Trustee shall not be responsible for the collection of Receivables.

                 SECTION 5.6. Limitation of Suits. No Holder of any Health Care Note of a Series shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture and such Series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such Series;

                 (2) the Holders of more than 50% of the then Aggregate Outstanding Amount of the Health Care Notes of such Series shall have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request, and offer of indemnity has failed to institute such Proceedings; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a at least 50% of the Aggregate Outstanding Amount of the Health Care Notes of such Series:

it being understood and intended that no one or more Holders of Health Care Notes of a Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Health Care Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                 In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from groups of the requisite amounts of Holders of Health Care Notes of two or more Series, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                 SECTION 5.7. Unconditional Rights of Health Care Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Health Care Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on, and any other amounts with respect to, such Health Care Note on or after the respective due dates thereof expressed in such Health Care Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                 SECTION 5.8. Restoration of Rights and Remedies. If the Trustee or any Health Care Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Health Care Noteholder, then and in every such case the Issuer, the Trustee and the Health Care Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Health Care Noteholders shall continue as though no such Proceeding had been instituted.

                 SECTION 5.9. Rights and Remedies Cumulative. No right or remedy conferred upon or reserved to the Trustee or to the Health Care Noteholders herein or any Related Document is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, under any Related Document or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                 SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Holder of any Health Care Note to exercise any right or remedy accruing hereunder or under any Related Document upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given herein or in any Related Document or by law to the Trustee or to the Health Care Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Health Care Noteholders, as the case may be.

                 SECTION 5.11. Control by Health Care Noteholders. The Holders of more than 50% of the Aggregate Outstanding Amount of the Health Care Notes of any Series shall have the right to direct the time, method, and place of (x) conducting any Proceeding for any remedy available to the Trustee with respect to the Health Care Notes of such Series or (y) exercising any trust or power conferred on the Trustee hereunder or under any Related Document with respect to such Series; provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture or any Related Document;

                 (2) any direction to the Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 of this Indenture shall be by the Holders of the Health Care Notes of any Series representing not less than 50% of the Aggregate Outstanding Amount of such Series, shall be subject to Section 5.5 hereof. The direction of such Holders of Health Care Notes shall specify the time and place of such proposed sale and the proposed Person to acquire the Collateral to be sold or liquidated.

                 (3) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1 hereof, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Health Care Noteholders not consenting to such action.

                 SECTION 5.12. Waiver of Past Defaults. Prior to the acceleration of the Maturity of the Health Care Notes of all Series as provided in Section 5.2 hereof, the Holders of Health Care Notes of not less than 50% of the then Aggregate Outstanding Amount of the Health Care Notes of each Series may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal and premium of, interest on, or any Series Special Obligations with respect to, any of the Health Care Notes, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Health Care Note of all Series affected or (c) with respect to an Event of Default described in Section 5.1(4) or (5). In the case of any such waiver, the Issuer, the Trustee and the Holders of the Health Care Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent therein.

                 Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                 SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Health Care Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Health Care Noteholder, or group of Health Care Noteholders, in each case holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Health Care Notes of a Series, or (c) any suit instituted by any Health Care Noteholder for the enforcement of the payment of principal of or interest on, or any other amounts with respect to, any Health Care Note on or after the respective due dates expressed in such Health Care Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                 SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture or the Related Documents; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay, or impede the execution of any power granted to the Trustee herein or in the Related Documents, but will suffer and permit the execution of every such power as though no such law had been enacted.

                 SECTION 5.15. Action on Health Care Notes. The Trustee's right to seek and recover judgment on the Health Care Notes of a Series or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the Sale and Servicing Agreement. Neither the Lien of this Indenture, the absolute sale represented by the Sale and Servicing Agreement nor any rights or remedies of the Trustee or the Health Care Noteholders for any Series shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                 SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Whether or not an Amortization Event, a Default or an Event of Default has occurred or is continuing, the Issuer agrees to take all such lawful action to compel or secure the performance and observance by the Seller, the Master Servicer, Beverly and the Servicers, as applicable, of each of its obligations to the Issuer under or in connection with the Sale and Servicing Agreement, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement, including, without limitation, the transmission of notices of default on the part of the Seller, the Master Servicer, Beverly or the Servicers and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Master Servicer, Beverly or the Servicers of each of their obligations under the Sale and Servicing Agreement. The Issuer hereby appoints the Trustee its attorney-in-fact, with full power of substitution, for the purpose of taking such action in the name of the Issuer, in the event the Issuer fails to take such action, which appointment is coupled with an interest and is irrevocable. Under no circumstances shall this Section 5.16(a) be construed to create any duty of the Trustee not otherwise expressly provided for in this Indenture.

                 (b) If an Event of Default has occurred and is continuing, the Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of at least 50% of the Aggregate Outstanding Amount of any Series of Health Care Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Master Servicer, Beverly or Servicers under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the Master Servicer or the Servicers of each of their obligations thereunder and to give any consent, request, notice, direction, approval, extension or waiver to the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                 SECTION 5.17. Application of Proceeds. The proceeds of any sale or liquidation of Collateral pursuant to Section 5.11 of this Indenture taken by the Trustee shall (after payment of the costs and expenses of the Trustee) be applied as provided in Section 6.3 of the Sale and Servicing Agreement and Article VII of this Indenture. In the event of any conflict between the Sale and Servicing Agreement and Article VII of this Indenture, whether existing now or by virtue of any amendment or supplement to either of such documents, the provisions of Article VII of this Indenture shall control.


                                   ARTICLE VI

                                  THE TRUSTEE

                 SECTION 6.1. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default as to which the Trustee has actual knowledge:

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof or any Related Document are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture or such Related Document.

                 (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least 50% of the Aggregate Outstanding Amount of the Health Care Notes of any Series, relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture or any Related Document.

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the eligibility of or affording protection to the Trustee shall be subject to the provisions of this Section.

                 (e) Except as provided in Section 7.3(c), the Trustee shall not be liable for interest on any money received by it.

                 (f) No provision of this Indenture or any Related Document shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it shall have first received indemnity reasonably satisfactory to it against such risk or liability.

                 (g) The permissive right of the Trustee to take actions enumerated in this Indenture or any Related Document shall not be construed as a duty, and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

                 SECTION 6.2. Notice of Defaults and Amortization Events. Within 10 days after having actual knowledge of the occurrence of any Default or any Amortization Event, the Trustee shall transmit by mail to all Holders of Health Care Notes and the Rating Agency, notice of such Default or such Amortization Event hereunder known to the Trustee.

                 SECTION 6.3. Certain Rights of the Trustee. Except as otherwise provided in Section 6.1 hereof in connection with the administration of this Indenture or with any Related Document:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Issuer mentioned herein or in any Related Document shall be sufficiently evidenced by an Issuer Request or Issuer Order;

                 (c) whenever in the administration of this Indenture or acting under any Related Document the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may request from the Issuer and, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                 (d) the Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or any Related Document at the request or direction of any of the Health Care Noteholders pursuant to this Indenture or any Related Document, unless such Health Care Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer, to examine the books, records and premises of the Issuer, personally or by agent or attorney, during the Issuer's normal business hours;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which action or omission it believes to be authorized or within its rights or powers; and

                 (i) for all purposes of this Indenture and any Related Document, the Trustee shall deemed to have knowledge or awareness of facts and circumstances only when a Responsible Officer has actual knowledge of such facts and circumstances or has received written notice of such facts and circumstances.

                 SECTION 6.4. Not Responsible for Recitals or Issuance of Health Care Notes. (a) The recitals contained herein and in the Health Care Notes, except the certificates of authentication on the Health Care Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to any Receivable or the Trust Estate or as to the validity or sufficiency of this Indenture, any Related Document or of the Health Care Notes. The Trustee shall not be accountable for the use or application by the Issuer of Health Care Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

                 (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Receivable, the perfection of any security interest (whether as of the date hereof or at any future time), the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the receipt by it or the Servicers or the Master Servicer of any Receivable, the performance or enforcement of any

Receivable, the compliance by the Issuer or the Servicers or the Master Servicer with any covenant or the breach by the Issuer or the Servicers or the Master Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of money in the Collection Account or any loss resulting therefrom, the acts or omissions of the Issuer or the Servicers or the Master Servicer, any action of the Servicers or the Master Servicer taken in the name of the Trustee or the validity of the Sale and Servicing Agreement.

                 (c) The Trustee shall: (i) review each certificate delivered to it pursuant to clause (B) of Section 4.2(b) of the Sale and Servicing Agreement and determine whether such certificate appears on its face to comply with the terms of the Sale and Servicing Agreement, (ii) review each Officer's Certificate delivered to it pursuant to Section 5.6 of the Sale and Servicing Agreement to determine whether such Officer's Certificate appears on its face to comply with the terms of the Sale and Servicing Agreement; (iii) review each public accountant's statement delivered to it pursuant to Section
5.7 of the Sale and Servicing Agreement to determine whether such statement appears on its face to comply with the terms of the Sale and Servicing Agreement; (iv) review each Monthly Trustee Report delivered to it to (A) determine whether it appears on its face to be regular and to comply with the terms of the Sale and Servicing Agreement and (B) examine the Loss Ratio and Delinquency Ratio for positive indications by the Master Servicer of an Amortization Event; and (v) review each Daily Trustee Report delivered to it to
(A) determine whether it appears on its face to be regular and to comply with the terms of the Sale and Servicing Agreement, (B) verify the daily balances set forth on page 2 thereof to the amounts on deposit in the applicable Issuer Accounts based upon the accounting records of the Trustee and (C) examine the Net Purchased Receivables and the Minimum Required Receivables Balance for positive indications by the Master Servicer of an Amortization Event. The Trustee shall advise the Person delivering such certificate, statement or report of any defect noted by the Trustee in connection with such review and, if in connection therewith, the Trustee notes the occurrence of an Amortization Event or an Event of Default, the Trustee shall give notice thereof to Noteholders in accordance with Section 6.2 of this Indenture and otherwise comply with the applicable requirements hereof and of the Sale and Servicing Agreement. This Section 6.4(c) shall be subject in all respects to Section 6.1 of this Indenture.

                 (d) The Trustee shall not have any obligation or liability under any Receivable by reason of or arising out of this Indenture or the receipt by the Trustee of any payment relating to any Receivable pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Receivable, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Receivable.

                 (e) Until the complete satisfaction and discharge of this Indenture, the Trustee shall retain all reports, statements and other documents delivered to it in accordance with provisions of the Sale and Servicing Agreement.

                 SECTION 6.5. May Hold Health Care Notes. Subject to the terms of this Indenture, the Trustee, any Paying Agent, any Health Care Note Registrar or any other agent of the Issuer in its individual or any other capacity, may become the owner or pledgee of Health Care Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Health Care Note Registrar, or such other agent.

                 SECTION 6.6. Interest on Money Held in Trust. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are deposits in or certificates of deposits or other obligations of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

                 SECTION 6.7. Compensation and Reimbursement. (a) The Issuer agrees:

                 (1) to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder or under any Related Document.

                 (b)      [intentionally omitted]

                 (c) The Trustee shall have, and the Issuer hereby grants to the Trustee, as security for the performance of the Issuer under this
Section 6.7, a lien prior to the lien of the Health Care Notes of any Series on the Collateral (to the extent of the allocations of Collections set forth in Section 6.3 of the Sale and Servicing Agreement); provided, however, that such lien shall in no event extend to funds or Eligible Investments held in trust for the payment of principal of, interest on, or any other amounts in respect of, the Health Care Notes of any Series.

                 SECTION 6.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by the United States of America. If such Trustee publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

                 SECTION 6.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor trustee under Section 6.10 hereof.

                 (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice of resignation to the Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to holders of the Health Care Notes at their addresses appearing on the Health Care Note Register. Upon receiving notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by an Authorized Officer, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee or any Health Care Noteholder may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                 (c)      If at any time:

                 (1)  the Trustee shall fail to comply with Section 6.8 hereof;
                      or

                 (2) (i) the Trustee shall become incapable of acting, (ii) there shall have been entered a decree or order for relief by a court having jurisdiction in the premises in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Trustee or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or (iii) the Trustee commences a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trustee or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors or the

         Trustee fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

then, in any such case the Issuer by an Issuer Order may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Issuer by an Authorized Officer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, any Health Care Noteholder may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                 (d) The Holders of at least 50% of the Aggregate Outstanding Amount of the Health Care Notes of any Series, or the Issuer with the consent of at least 50% of the Aggregate Outstanding Amount of Health Care Notes of any Series, may at any time remove the Trustee, with respect to such Series, and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed and to the Issuer, copies of the record of the Act taken by the Holders of the Health Care Notes, as provided for in Section 10.3 hereof.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order, shall promptly appoint a successor trustee.

If within one year after such resignation, removal, or incapability or the occurrence of such vacancy, a successor trustee shall be appointed by Act of the Holders of at least 50% of the Aggregate Outstanding Amount of the Health Care Notes of each Series delivered to the Issuer and the retiring trustee, the successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Issuer. If no successor trustee shall have been so appointed by the Issuer or the Health Care Noteholders and shall have accepted appointment in the manner hereinafter provided, any Health Care Noteholder may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                 (f) The Issuer shall give notice of each removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Holders of Health Care Notes as their names and addresses appear in the Health Care Note Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office.

                 SECTION 6.10. Acceptance of Appointment by Successor Trustee. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Issuer or the successor trustee, such predecessor trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the Trustee so ceasing to act; and shall duly assign, transfer and deliver to such successor trustee all property and money held by such Trustee so ceasing to act hereunder subject nevertheless to its lien, if any, provided for in
Section 6.7 hereof. Upon request of any such successor trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and conforming to such successor trustee all such rights, powers and trusts.

                 Upon acceptance of appointment by a successor trustee as provided in this Section 6.10, the Issuer shall mail notice thereof by first-class mail, postage prepaid, to the Holders of the Health Care Notes at their last addresses appearing upon the Health Care Note Register. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

                 No successor trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article VI.

                 SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder provided such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Health Care Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating trustee may adopt such authentication and deliver the Health Care Notes so authenticated with the same effect as if such successor trustee had itself authenticated such Health Care Notes.

                 SECTION 6.12. Co-Trustee and Separate Trustee. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and upon the written request of the Trustee or of the Holders of Health Care Notes representing at least 50% of the then Aggregate Outstanding Amount of the Health Care Notes of any Series, the Issuer shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 6.12 shall satisfy the requirements of Section 6.8 hereof.

                 Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request be executed, acknowledged and delivered by the Issuer.

                 Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                 (1) The Health Care Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

                 (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such Act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                 (3) The Trustee at any time by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Officer's Certificate, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                 (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

                 (5) The Trustee shall not be liable by reason of any act of a co-trustee or separate trustee, and the appointment of any such co-trustee shall not constitute any such co-trustee the agent of the Trustee.

                 (6) Any Act of Health Care Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                 The provisions of Sections 6.1, 6.2, 6.8 and 6.10 hereof shall apply to each co-trustee and separate trustee hereunder with the same force and effect as they apply to the Trustee.

                 SECTION 6.13. Reports to Holders of Health Care Notes. The Trustee shall deliver to each Noteholder, to the extent set forth in the applicable Series Supplement, the information, documents, notices and reports it receives which are required to be delivered to it by or on behalf of the Master Servicer pursuant to the Sale and Servicing Agreement or by or on behalf of the Issuer pursuant to this Indenture.


                                  ARTICLE VII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                 SECTION 7.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture.

                 SECTION 7.2. Trust Accounts. (a) The Issuer has established account No. 323-312993 (the "Collection Account") with the Trustee. Funds in the Collection Account shall not be commingled with any other moneys. All moneys deposited from time to time in the Collection Account, all deposits therein pursuant to this Indenture or any Related Document, and all investments made in Eligible Investments with such moneys, including all income or other gain from such investments, shall be held by, and in the name of, the Trustee in the Collection Account as part of the Trust Estate as herein provided.

                 (b) The Issuer has established account No. 323-313000 (the "Distribution Account") with the Trustee. With respect to each Series of Health Care Notes issued hereunder, the Issuer will establish two subaccounts of the Distribution Account into which all deposits with respect to such Series pursuant to Section 6.3 of the Sale and Servicing Agreement shall be made, one for principal, interest and premium (a "Payment Subaccount") and the other for payment of other amounts owing the Health Care Noteholders of such Series (including, without limitation, any Series Special Obligations) (an "Expense Subaccount"). Funds in the subaccounts to the Distribution Account shall not be commingled with any other moneys. All moneys deposited from time to time in the Distribution Account, all deposits therein pursuant to this Indenture or any Related Document, and all investments made in Eligible Investments with such moneys, including all income or other gain from such investments, shall be held by and in the name of the Trustee in the Distribution Account as part of the Trust Estate as herein provided. All payments to be made from time to time by the

Trustee out of funds in the Distribution Account pursuant to this Indenture shall, unless a Series Supplement provides for a different Paying Agent for such Series, be made by, and in the name of, the Trustee as the Paying Agent of the Issuer.

                 (c) The Issuer has established Account No. 323-332374 (the "Expense Account," and together with the Collection Account and the Distribution Account, the "Issuer Accounts"). All moneys deposited from time to time in the Expense Account, all deposits therein pursuant to this Indenture or any Related Document, and all investments made in Eligible Investments with such moneys, including all income or other gain from such investments, shall be held by, and in the name of, the Trustee in the Expense Account as part of the Trust Estate as provided herein; provided, however, that all amounts on deposit in the Expense Account shall be applied pursuant to Section 7.2(h) of this Indenture and shall not be available for payment to the Health Care Noteholders or for any other purpose.

                 (d) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the amounts in an Issuer Account may be invested and reinvested by the Trustee upon Issuer Order which shall state that the investments are Eligible Investments (or otherwise according to Section 7.3(d)), which Eligible Investments shall bear interest or be sold at discount; provided, however, that such Eligible Investments shall not mature later than the following Business Day (with respect to the Collection Account) or the Business Day prior to the next Distribution Date (with respect to the Distribution Account and the Expense Account) or, if a notice of redemption in full has been sent to Health Care Noteholders of any Series, an amount in the applicable subaccounts of the Distribution Account equal to the Redemption Price shall mature not later than the second Business Day prior to the Redemption Date. All income or other gain from investments of moneys deposited in the Issuer Accounts shall be deposited by the Trustee in the Collection Account, and any loss resulting from such investments shall be charged to the Collection Account.

                 (e) Amounts shall be deposited in, and withdrawn from, the Collection Account by the Trustee as provided in Section 6.3 of the Sale and Servicing Agreement and Section 9.1 of this Indenture.

                 (f) Amounts shall be deposited in the subaccounts to the Distribution Account by the Trustee as provided in Section 6.3 of the Sale and Servicing Agreement and withdrawn by the Trustee in the priority specified in Sections 7.2(g) and 7.2(i) of this Indenture or withdrawn pursuant to Section
9.1 of this Indenture.

                 (g) On each Payment Date, the Trustee shall pay to Holders of Health Care Notes of the related Series all amounts on deposit in the related Payment Subaccount in respect of the Health Care Notes of such Series to the extent of amounts due and unpaid on the Health Care Notes of such Series for principal and interest in the following order of priority:

                          (i) to accrued and unpaid interest on the Health Care Notes of such Series (based on amounts on deposit in the Payment Subaccount on the Business Day immediately prior to such Payment Date);

                          (ii) during the Amortization Period or during the Liquidation Period for such Series, to principal of the Health Care Notes of such Series until the principal balance of such Health Care Notes is paid in full (based on amounts on deposit in the related Payment Subaccount on the third Business Day preceding such Payment Date); and

                          (iii) if amounts remain on deposit in such Payment Subaccount representing an Optional Partial Redemption, to the principal of the Health Care Notes of such Series until the principal balance of such Health Care Notes is paid in full; provided, that the principal balance of such Health Care Notes shall be reduced by the principal component of the related Redemption Price.

                 (h) On each Distribution Date, the Trustee shall make the following payments from the amounts on deposit in the Expense Account, in the following manner (based on amounts on deposit on the previous Business Day):

                          (i) to the Master Servicer, an amount equal to the accrued and unpaid Servicing Fee as of such date (to the extent of deposits into the Expense Account pursuant to Sections 6.3(a)(i) and 6.3(b)(i) of the Sale and Servicing Agreement);

                          (ii) to the Trustee, an amount equal to the accrued and unpaid Trustee's Fee and other amounts requested as of such date (to the extent of deposits into the Expense Account pursuant to Sections 6.3(a)(ii) and 6.3(b)(ii) of the Sale and Servicing Agreement); and

                          (iii) first, to the Trustee, for any remaining due and unpaid Daily Costs due to it, and then to the appropriate Persons pro rata for the payment of all due and unpaid Daily Costs (as set forth in an Officer's Certificate of the Master Servicer delivered to the Trustee before 11:00 a.m. New York City time on such Distribution Date) (to the extent of deposits into the Expense Account pursuant to
                 Section 6.3(a)(vii) and (b)(vi) of the Sale and Servicing Agreement.

                 (i) On each Distribution Date, the Trustee shall pay to the Holders of Health Care Notes of the related Series all amounts on deposit in the related Expense Subaccount as follows (based on amounts on deposits on the previous Business Day):

                          (i) to the payment in full of all Series Special Obligations (to the extent of deposits into the Expense Subaccount pursuant to Sections 6.3(a)(v) and 6.3(b)(v) of the Sale and Servicing Agreement); and

                          (ii) to the payment in full of all Daily Costs due and owing to such Holders (to the extent of deposits into the Expense Subaccount pursuant to Section 6.3(a)(vii) and 6.3(b)(vi) of the Sale and Servicing Agreement.

                 (j) On each Optional Partial Redemption Date, the Trustee shall pay to the Holders of the related Series all amounts on deposit in the related Payment Subaccount and Expense Subaccount in respect of the Health Care Notes being redeemed (based on amounts on deposit on the third Business Day preceding such Optional Partial Redemption Date, after giving effect to all distributions to be made on such Optional Partial Redemption Date pursuant to
Section 7.2(g) if such Optional Partial Redemption Date is also a Payment Date) to fund the Redemption Price with respect to such Optional Partial Redemption (reducing the principal balance of such Series by the principal component of the related Redemption Price).

                 SECTION 7.3.        General Provisions Regarding Accounts.
(a) The Issuer shall not direct the Trustee to make any investment of any funds or to sell any investment held in an Issuer Account unless the security interest granted to the Trustee and perfected in such Issuer Account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by the Issuer or the Trustee.

                 (b) If any amounts are needed for disbursement from an Issuer Account, and sufficient uninvested funds are not available to make such disbursement, in the absence of an Issuer Order for the liquidation of investments in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Issuer Account. The Trustee may cause any such sale to be transacted through any lawful medium, including the Trustee's own facilities, and the Trustee may pay the expenses of such sale out of the proceeds thereof.

                 (c) Subject to Section 6.1(c) hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Issuer Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                 (d) If (1) the Issuer shall have failed to give investment directions for either Issuer Account to the Trustee by 11:15 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Trustee) on any Business Day; (2) a Default or Event of Default shall have occurred and be continuing with respect to the Health Care Notes of any Series but such Health Care Notes shall not have been accelerated pursuant to Section 5.2 hereof, or if such Health Care Notes shall have been accelerated following an Event of Default, and amounts collected or receivable from the related Trust Estate are being applied in accordance with Section 5.17 as if there had not been such an acceleration, or (3) an Event of Default with respect to the Health Care Notes of such Series shall have occurred and be continuing, the Health Care Notes of all Series shall have been accelerated pursuant to Section 5.2, and amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.17; then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in such Issuer Account in money market accounts that invest in the Eligible Investments described in clause (i) of such definition.

                 (e) Notwithstanding anything herein to the contrary, with respect to all deposits to the Distribution Account, all such amounts shall be deposited directly into the

Payment Subaccount or Expense Subaccount, as applicable. All payments to the Health Care Noteholders of a Series shall be made from the Payment Subaccount, other than amounts in respect of Series Special Obligations or Daily Costs payable to such Health Care Noteholders, which shall be made from the Expense Subaccount.

                 SECTION 7.4. Release of Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7 hereof, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any moneys.

                 (b) The Trustee shall, at such time as there are no Health Care Notes outstanding and all sums due the Trustee pursuant to Section
6.7 hereof have been paid, release any remaining portion of the Trust Estate that secured the Health Care Notes, from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account for such Series. The Trustee shall release property from the Lien of this Indenture pursuant to this Section 7.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel.

                 SECTION 7.5. Opinion of Counsel. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Sections 7.4(a) and 7.4(b) hereof, accompanied by copies of any instruments involved, and the Trustee shall also require, as a condition to such action, an Opinion of Counsel at the expense of the Issuer, in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Health Care Notes or the rights of the Health Care Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.


                                  ARTICLE VIII

                            SUPPLEMENTAL INDENTURES

                 SECTION 8.1. Supplemental Indentures Without Consent of Health Care Noteholders. With the consent of Health Care Notes representing at least 50% of the Aggregate Outstanding Amount of Health Care Notes of each Series adversely affected thereby, if any, and upon satisfaction of the Rating Agency Condition, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which if this Indenture is required to be qualified under the Trust Indenture Act, shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                 (2) to add to the conditions, limitations, and restrictions on the authorized amount, terms and purposes of issuance, authentication, and delivery of Health Care Notes, as herein set forth, and additional conditions, limitations, and restrictions thereafter to be observed;

                 (3) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Health Care Notes contained;

                 (4) to add to the covenants of the Issuer, for the benefit of the Holders of the Health Care Notes, or to surrender any right or power herein conferred upon the Issuer;

                 (5)  [intentionally omitted];

                 (6) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;

                 (7) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to one or more Series of the Health Care Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.12 hereof;

                 (8) if this Indenture is required to be qualified under the Trust Indenture Act, to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act;

                 (9) to set forth the terms of any Series that has not theretofore been authorized by a Series Supplement and to enter into the related Series Supplement pursuant to Section 2.3;

                 (10) to amend Section 2.11 hereof, but only with respect to a Series that has not theretofore been authorized by a Series Supplement;

                 (11) to make any change necessary to maintain the then current rating on any Series of Health Care Notes by any Rating Agency; or

                 (12) to make any other change which in the opinion of the Trustee (based on advice of counsel) is not adverse to any Holder of Health Care Notes.

                 Notwithstanding anything in this Section 8.1 to the contrary, no consent of the Holders of Health Care Notes shall be required (regardless of any adverse effect) with respect to any supplemental indenture of the type set forth in clause (9) of this Section 8.1 which only sets forth the Series specific terms set forth in the following clauses of Section 2.3 hereof: (1),
(2), (3) (but such Series Supplement shall not alter the Distribution Dates),
(4) (so long as the Scheduled Maturity Date of the new Series is not prior to the Scheduled Maturity Date of any outstanding Series), (5), (7), (8), (9) (solely to the extent of Redemption Dates and the Redemption Prices) and (10), but solely to the extent any of such terms relate to specific terms permitted to be established above without the consent of the Noteholders of any Health Care Note or define such terms as Series Base Reserve Percentage, Series Dynamic Reserve Floor Percentage, Series Rate Increment and Series Rating Multiple.

                 The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                 SECTION 8.2. Supplemental Indentures with Consent of Health Care Noteholders. With the consent of the Holders of not less than 50% of the then Aggregate Outstanding Amount of the Health Care Notes each Series, and upon satisfaction of the Rating Agency Condition, by act of such Holders delivered to the Issuer and the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture relating to such Series or of modifying in any manner the rights of the Holders of the Health Care Notes of such Series under this Indenture; provided, however, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Health Care Note of each Series affected thereby:

                 (1) change the Scheduled Amortization Date or Final Maturity Date of, or any Payment Date for the payment of any installment of principal or interest on, by Health Care Note, or reduce the principal amount thereof, the Series Note Interest Rate (or method of determination thereof) thereon or the Redemption Price with respect thereto, change the provision of this Indenture and the related Series Supplement relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of Health Care Notes, or change any place of payment where, or in the coin or currency in which, any Health Care Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article VII, to the payment of any such amount due on the Health Care Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                 (2) reduce the percentage of the Aggregate Outstanding Amount of the Health Care Notes of a Series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any action or waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                 (3) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                 (4) reduce the percentage of the Aggregate Outstanding Amount of the Health Care Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4 or Section 5.11 hereof;

                 (5) modify any provision of this Section 8.2 or to provide that certain additional provisions of this Indenture or the Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Health Care Note affected thereby;

                 (6) modify any of the provisions of this Indenture or the related Series Supplement in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Health Care Note of any Series on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Health Care Notes of any Series to the benefit of any provisions for the mandatory redemption of Health Care Notes of such Series contained herein or in the related Series Supplement;

                 (7) provide for payments on Health Care Notes of the same or of different Series to be other than on a parity basis; or

                 (8) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Health Care Note of any Series of the security provided by the Lien of this Indenture.

                 It shall not be necessary for any Act of Health Care Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                 Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section or Section 8.1, the Trustee shall mail to the Holders of the Health Care Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the

Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                 SECTION 8.3. Execution of Supplemental Indentures or Amendments to Sale and Servicing Agreement. In executing, or permitting the additional trusts created by, any supplemental indenture or any amendment to the Sale and Servicing Agreement permitted by this Article VIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.3 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture or such amendment to the Sale and Servicing Agreement is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or such amendment to the Sale and Servicing Agreement that affects the Trustee's own rights, duties, liabilities, or immunities under this Indenture or such agreement or otherwise.

                 SECTION 8.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to each Series of Health Care Notes affected thereby or all Health Care Notes, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Health Care Notes of each Series and other secured parties hereunder affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                 SECTION 8.5. Reference in Health Care Notes to Supplemental Indentures. Health Care Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine (based upon the advice of counsel), new Health Care Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Health Care Notes.

                 SECTION 8.6. Amendments of Sale and Servicing Agreement Without Consent of Health Care Noteholders. With the consent of Health Care Notes representing at least 50% of the Aggregate Outstanding Amount of Health Care Notes of each Series adversely affected thereby, if any, and upon satisfaction of the Rating Agency Condition, the Trustee may consent to any amendment to the Sale and Servicing Agreement for any of the following purposes:

                 (1) to add to the covenants of the Seller, Master Servicer, Beverly or any Servicer, for the benefit of the Holders of the Health Care Notes, or to surrender any right or power therein conferred upon the Seller, Master Servicer, Beverly or any Servicer;

                 (2) to cure any ambiguity, to correct or supplement any provision herein or in the Sale and Servicing Agreement which may be inconsistent with any other provision herein or in the Sale and Servicing Agreement or to make any other provisions with respect to matters or questions arising under the Sale and Servicing Agreement;

                 (3) to make any change necessary to maintain the then current rating on any Series of Health Care Notes by any Rating Agency;

                 (4) to amend the definitions of "Facilities" and/or of "Ineligible Receivables" to permit additional facilities and additional types of Receivables to comply with the requirements for purchase thereof under the Sale and Servicing Agreement;provided, that: (i) the Rating Agency Condition shall have been satisfied; and
         (ii) favorable legal opinions, in substantially the respective forms of those delivered on the Effective Date (but with respect to the additional facilities and Receivables permitted to be sold under the Sale and Servicing Agreement as a consequence of such amendment), are delivered in connection with such amendment and (iii) no Amortization Event shall have occurred or be continuing;

                 (5) to provide for alternative calculation of the Minimum Required Receivables Balance (or any component thereof);

                 SECTION 8.7. Amendment of Sale and Servicing Agreement With Consent of Health Care Noteholders. With the consent of at least 50% of the then Aggregate Outstanding Amount of Health Care Notes of each Series, and upon satisfaction of the Rating Agency Condition, the Trustee may consent to any amendment of the Sale and Servicing Agreement; provided, that, without the consent of all Health Care Noteholders affected thereby, no such amendment shall:

                 (1)  [intentionally omitted];

                 (2) provide for payments on Health Care Notes of the same or of different Series to be other than on a parity basis;

                 (3) modify any of the payment provisions thereof which may be applicable to, or benefit, any such Health Care Noteholders; or

                 (4) permit the creation of any Lien ranking prior to or on a parity with the Lien of the Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Health Care Note of any Series of the security provided by the Lien of the Indenture.





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
                                   ARTICLE IX

                    OPTIONAL REDEMPTION OF HEALTH CARE NOTES

                 SECTION 9.1. Optional Redemption by Issuer. (a) The Issuer may, at its option, redeem all but not less than all of the Health Care Notes of a Series as permitted by the related Series Supplement on any Redemption Date at the times and at the Redemption Price specified in such Series Supplement, subject to the conditions set forth below. If the Issuer shall elect to redeem the Health Care Notes of a Series in full pursuant to this Section 9.1(a), it shall furnish notice of such election (which shall be irrevocable) containing the information described in Section 9.2 (together with evidence satisfactory to the Trustee of compliance with the provisions of
Section 9.1(c)) to the Trustee not later than 45 days prior to the Redemption Date and shall deposit into the Collection Account (to the extent not already on deposit) on or prior to 11:00 a.m. New York City time on the third Business Day prior to the Redemption Date the Redemption Price of the Health Care Notes to be redeemed. On or prior to 11:00 a.m. New York City time on the Business Day prior to any Redemption Date, the Trustee, pursuant to an Issuer Order delivered to the Trustee, shall transfer the Redemption Price from the Collection Account into the applicable subaccounts to the Distribution Account.

                 (b) The Issuer may elect, by Issuer Order delivered to the Trustee on or before the sixth Business Day prior to the proposed Optional Partial Redemption Date (which shall include a duly completed form of notice meeting the requirements of Section 9.2 to be sent to the related Health Care Noteholders not later than one (1) Business Day thereafter), cause amounts on deposit in the Collection Account to be applied to the partial redemption of Health Care Notes of any Series at their Redemption Price; provided, that the Issuer, by Issuer Order delivered to the Trustee (together with evidence satisfactory to the Trustee of compliance with the provisions of Section 9.1(c)), may elect to revoke an election for an Optional Partial Redemption upon payment to the related Health Care Noteholders of any Special Series Obligations (x) due to such Health Care Noteholders because of any such notice of Optional Partial Redemption or of such revocation or (y) otherwise due or owing (on a pro rata basis) in respect of the Health Care Notes being redeemed. Partial Optional Redemption of Health Care Notes shall take place in minimum principal amounts of $5,000,000. All Optional Partial Redemption payments shall be payable to the related Health Care Noteholders pro rata in the manner set forth in Sections 2.9 and 7.2(g) and (j) of this Indenture. On or prior to 11:00 a.m. New York City time on the third Business Day prior to any Partial Optional Redemption Date, the Trustee, pursuant to an Issuer Order delivered to the Trustee, shall either (i) transfer the Redemption Price from the Collection Account into the applicable subaccounts to the Distribution Account or (ii) revoke such Optional Partial Redemption. As soon as practicable following receipt by the Trustee of notice of such revocation, the Trustee shall so notify each Health Care Noteholder of the related Series pursuant to Section
10.4 of this Indenture.

                 (c) Notwithstanding the foregoing, the Issuer's right to redeem Health Care Notes of any Series pursuant to Sections 9.1(a) or 9.1(b) shall be conditioned on the following:

                 (1) The Redemption Price may be paid solely from the proceeds of refinancing all or a portion of such Series of Health Care Notes, from a sale of Purchased Receivables pursuant to Section 9.4 (in the case of a redemption in full), or from the application of the proceeds of Purchased Receivables on deposit in the Collection Account pursuant to Section 6.3(a)(viii) of the Sale and Servicing Agreement. In no event shall any funds provided, directly or indirectly, by Beverly or any of its Affiliates be utilized (except pursuant to sales of Purchased Receivables pursuant to Section 9.4); and

                 (2) The Issuer's board of directors shall adopt a resolution specifically authorizing such redemption.

                 SECTION 9.2.        Form of Optional Redemption Notice.
Unless otherwise specified in the Series Supplement relating to a Series of Health Care Notes, notice of redemption under Section 9.1 hereof shall be given by the Trustee (x) by first-class mail, postage prepaid, mailed not less than thirty days nor more than 45 days prior to the applicable Redemption Date, or
(y) by facsimile sent not less than five (5) Business Days prior to the applicable Partial Optional Redemption Date, in each case to each Holder of Health Care Notes to be redeemed, as of the close of business on the Record Date preceding the applicable Redemption Date or Partial Optional Redemption Date at such Holder's address appearing in the Health Care Note Register.

                 All notices of redemption shall state:

                 (1)      the Redemption Date or Partial Optional Redemption
         Date;

                 (2)      the Redemption Price;

                 (3) the place where such Health Care Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section
         3.2 hereof) (in the case of a Redemption in full);

                 (4) that on the Redemption Date or Partial Optional Redemption Price the Redemption Price will become due and payable and that interest on the principal portion thereof shall cease to accrue from and after said date; and

                 (5) that any Partial Optional Redemption is subject to revocation.

                 Notice of redemption of the Health Care Notes to be redeemed shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Health Care Note selected for redemption shall not impair or affect the validity of the redemption of any other Health Care Note.

                 SECTION 9.3. Health Care Notes Payable on Redemption Date or Optional Partial Optional Redemption Date. Notice of redemption having been given as provided in Section 9.2 hereof, unless such redemption has been revoked pursuant to Section 9.1(b), the

Health Care Notes or portion thereof to be redeemed, shall on the applicable Redemption Date or Partial Optional Redemption Date become due and payable at the Redemption Price and, unless the Issuer shall default in the payment of the Redemption Price, no interest shall accrue on the Redemption Price for any period after the date to which accrual interest is calculated for purposes of calculating the Redemption Price.

                 SECTION 9.4.        Sale of Collateral to Effect Redemption.
In order to effect the redemption of all of the Health Care Notes of all Series at the Redemption Price the Issuer may, by Issuer Order, instruct the Trustee to effect a sale of all of the Collateral, which Issuer Order shall set forth, for the Trustee's benefit, the minimum price for which the Collateral can be sold (as set forth below); provided, that no such sale shall be effected if the proceeds of such sale (x) are insufficient to pay the aggregate Redemption Prices of all Series of Health Care Notes and any other amounts due thereon, hereunder or under any Related Document or (y) are not equal to the "fair market value" of the Collateral (as set forth below). Such instruction of the Issuer to the Trustee shall specify the time and place of such proposed sale and the proposed Person to acquire the Collateral. Fair market value of the Collateral shall be the amount set forth as the fair market value of the Collateral in an Officer's Certificate of the Master Servicer to the Trustee (upon which certificate the Trustee may conclusively rely without independent investigation). The Trustee shall deposit any proceeds of such sale immediately into the Collateral Account. The purchaser(s) at any such sale shall thereafter hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Issuer, any such demand, notice, claim, right or equity being hereby expressly waived and released. The Trustee shall under no circumstances incur any liability as a result of the sale of the Collateral, or any part thereof, at any sale conducted in accordance with the foregoing. The Issuer hereby waives any claims against the Trustee and the Health Care Noteholders arising by reason of the fact that the price at which the Collateral may have been sold at any private sale was less than the price which might have been obtained at a public sale or was less than the then total unpaid Obligations.


                                   ARTICLE X

                                 MISCELLANEOUS

                 SECTION 10.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee at Issuer expense (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) if this Indenture and any Series Supplement are required to be qualified under the Trust Indenture Act, an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 10.1 (if such certificate is required by the Trust Indenture Act), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                 SECTION 10.2.       Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.





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
                 Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in
Article VI hereof.

                 SECTION 10.3. Acts of Health Care Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Health Care Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Health Care Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Health Care Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

                 (c) The ownership of Health Care Notes shall be proved by the Health Care Note Register.

                 (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Health Care Notes shall bind the Holder of every Health Care Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Health Care Note.

                 SECTION 10.4. Notices to Health Care Noteholders; Waiver. Where this Indenture provides for notice to Health Care Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Health Care Noteholder entitled to such notice, at his address as it appears on the Health Care Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Health Care Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Health Care Noteholder shall affect the





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sufficiency of such notice with respect to other Health Care Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                 Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Health Care Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                 In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage, or similar activity, it shall be impractical to mail notice of any event of Health Care Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                 Where this Indenture provides for notice to each Rating Agency, failure to give any such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                 SECTION 10.5. Alternative Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Health Care Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Health Care Note providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                 SECTION 10.6. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 SECTION 10.7. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

                 SECTION 10.8. Separability. In case any provision in this Indenture or in the Health Care Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 SECTION 10.9. Benefits of Indenture. Nothing in this Indenture or in the Health Care Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Health Care Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit of any legal or equitable right, remedy, or claim under this Indenture.

                 SECTION 10.10.      [Intentionally Omitted].





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                 SECTION 10.11.      GOVERNING LAW; CONSENT TO JURISDICTION;
WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. THE PARTIES HERETO EACH IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, EACH HEREBY IRREVOCABLY WAIVING ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING SO BROUGHT AS WELL AS ANY CLAIM OF INCONVENIENT FORUM. THE PARTIES HERETO EACH HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN NOTICE TO THE OTHER PARTIES. THE PARTIES HERETO EACH WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OF ERROR BY REASON OF SUCH SERVICE, IF MADE PURSUANT TO THE TERMS HEREOF, AND AGREES THAT SERVICE IN SUCH MANNER SHALL CONSTITUTE VALID PERSONAL SERVICE UPON IT AND SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION. THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT CAN EFFECTIVELY DO SO UNDER APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS.

                 SECTION 10.12. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 SECTION 10.13. Nonpetition Covenant. The Trustee or any Health Care Noteholder as such shall not, prior to the date which is 370 days after the discharge of this Indenture, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer.

                 SECTION 10.14. Confidentiality. Notwithstanding any provision of this Indenture to the contrary, in no event shall the Trustee have access to any patient records





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
required by any law, rule or regulation of any Governmental Authority, the JCAHO or any similar agency, or any other regulatory or professional organization to which the Issuer, the Seller or any Selling Subsidiary belongs or is subject, to be kept confidential; provided, however, that the Issuer shall use its reasonable efforts to furnish, or cause to be furnished, information reasonably requested by the Trustee relating to the Collateral without violating any such law, rule or regulation.





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
                 IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                     BEVERLY FUNDING CORPORATION



                                     By: /s/ John W. MacKenzie
                                         ----------------------------
                                         Name:    John W. MacKenzie
                                         Title:   Assistant Secretary



                                     CHEMICAL BANK, as Trustee



                                     By: /s/ Regina Bishop
                                         ----------------------------
                                         Name:    Regina Bishop
                                         Title:   Assistant Vice President





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
                                                                       EXHIBIT A

                          FORM OF TRANSFER CERTIFICATE

                                                                          [Date]


Chemical Bank,
  as Trustee



                 Re:      Purchase or Transfer of $[__________] aggregate
                          principal amount of Series [   ]  Health Care Notes
                          (the "Notes") of Beverly Funding Corporation (the "Issuer") _______________________

         Reference is hereby made to the Trust Indenture, dated as of December 1, 1994 (the "Indenture") between the Issuer and Chemical Bank, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with the purchase by or the transfer to the undersigned of $ __________ aggregate principal amount of the Notes, the undersigned does hereby certify that:

         1. That he is [Title of Officer] of [Name of Transferee] (the "Transferee"), a [savings institution] [corporation] [trust] [a bank] duly organized and existing under the laws of [the State of __________] [the United States] [country], on behalf of which he makes this affidavit.

         2. The Transferee is not, and on [insert date of transfer of Certificate to Transferee] will not be, and on such date will not be investing "plan assets" of an employee benefit plan subject to ERISA or other plan subject to Section 4975 of the Code, with respect to which J.P. Morgan Securities Inc., Beverly Funding Corporation or Chemical Bank is a "party in interest" (within the meaning of Section 3(14) of ERISA), or a "disqualified person" (within the meaning of Section 4975 of the Code), unless the purchase and holding of Notes by such plan (or any entity the assets of which constitute "plan assets" of any such plan) is subject to a statutory or administrative exemption.

         3. The Transferee understands that the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

         4. Such Notes are being transferred (a) in accordance with Rule 144A under the Securities Act, the Transferee is a "qualified institutional buyer" within the meaning of Rule 144A and the Transferee is acquiring the Notes in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United





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
States or any other jurisdiction, (b) pursuant to an effective registration statement under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act.

         5. The Transferee understands that it may not transfer any interest or beneficial interest in the Notes unless the transferee delivers to the Trustee a certificate in substantially the form of this certificate.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                                   [Insert name of Transferee]


                                               By: _____________________________
                                                   Name:
                                                   Title:





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